UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Eagle Nuclear Energy Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Eagle Nuclear Energy Corp.
5470 Kietzke Lane, Suite 300
Reno, NV 89511
(775) 335-2029
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 19, 2026
To the Shareholders of Eagle Nuclear Energy Corp.:
The annual meeting of shareholders (the “Annual Meeting”) of Eagle Nuclear Energy Corp. (the “Company”) will be held virtually via the Internet on Wednesday, August 19, 2026, at 1:00 p.m. Eastern Time. The purposes of the meeting are:
1.
To elect two Class I directors (Proposal 1); and

2.
To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Our board of directors (the “Board”) has fixed the close of business on July 15, 2026 as the record date (the “record date”) for determining holders of our common stock, par value $0.0001 per share (the “Common Stock”), entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof. On the record date, there were 29,579,798 shares of Common Stock issued and outstanding.
The accompanying proxy statement for the Annual Meeting (the “Proxy Statement”) contains important information about the Annual Meeting and each of the proposals. The Proxy Statement for the Annual Meeting is dated July 21, 2026 and is being distributed or made available to shareholders on or about that date.
The Annual Meeting will be presented exclusively online at https://www.cstproxy.com/eaglenuclear/2026. You will be able to attend the Annual Meeting online, vote your shares electronically and submit your questions to management during the Annual Meeting by visiting https://www.cstproxy.com/eaglenuclear/2026 and entering the 12-digit control number received with your proxy card.
Your vote is important. Whether or not you plan to attend the virtual Annual Meeting, please vote by telephone or over the Internet, or by completing, signing, dating and returning your proxy card or voting instruction form so that your shares will be represented at the Annual Meeting. Instructions for voting are described in the Proxy Statement and the proxy card.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON WEDNESDAY, AUGUST 19, 2026: The Company’s Notice of Annual Meeting of Shareholders, Proxy Statement and Annual Report to Shareholders for the fiscal year ended November 30, 2025 are available at www.proxyvote.com.
By order of the Board of Directors,
/s/ Manavdeep Mukhija

Manavdeep Mukhija
Chief Executive Officer
Reno, Nevada
Date: July 21, 2026

EAGLE NUCLEAR ENERGY CORP.
Proxy Statement
For the Annual Meeting of Shareholders
To Be Held on August 19, 2026

i

EAGLE NUCLEAR ENERGY CORP.
5470 Kietzke Lane, Suite 300
Reno, NV 89511
(775) 335-2029
PROXY STATEMENT FOR THE
2026 ANNUAL MEETING OF SHAREHOLDERS
INTRODUCTION
2026 Annual Meeting of Shareholders
This proxy statement and associated proxy card are furnished in connection with the solicitation of proxies to be voted at the 2026 Annual Meeting of Shareholders (the “Annual Meeting”) of Eagle Nuclear Energy Corp. (“we,” “us,” or the “Company”), which will be held on Wednesday, August 19, 2026, at 1:00 p.m. Eastern Time virtually via the Internet at https://www.cstproxy.com/eaglenuclear/2026. You will need to enter the 12-digit control number received with your proxy card to enter the Annual Meeting via the online web portal.
By visiting this website, you may attend the Annual Meeting virtually online, vote your shares electronically and submit your questions to management during the Annual Meeting.
This proxy statement for the Annual Meeting (the “Proxy Statement”) and our Annual Report to Shareholders for the year ended November 30, 2025 (the “Annual Report”) are available to shareholders at www.proxyvote.com. The Proxy Statement contains important information about the Annual Meeting and each of the proposals. Whether or not you plan to attend the Annual Meeting, the Company urges you to read this material carefully and vote your shares.
This Proxy Statement for the Annual Meeting is dated July 21, 2026 and is being distributed or made available to shareholders on or about that date.
Proposals to be Voted on at the Annual Meeting
The following matter is scheduled to be voted on at the Annual Meeting:
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Proposal 1:   To elect two Class I directors nominated by our board of directors (the “Board”) and named in this Proxy Statement to serve until our 2029 annual meeting of shareholders.

Our “named executive officers” in this Proxy Statement, as determined under applicable U.S. Securities and Exchange Commission (“SEC”) rules for smaller reporting companies like the Company, are:
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Manavdeep (Mark) Mukhija, Chief Executive Officer;

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Ajaypreet Toor, Chief Financial Officer, Chief Financial Officer;

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Kuljit Basi, Vice President of Project Development; and

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Yana Popova, our former Chief Financial Officer.

No cumulative voting rights are authorized, and appraisal or dissenters’ rights are not applicable to these matters.
Questions and Answers about the Annual Meeting
Please see “Questions and Answers about the Annual Meeting” beginning on page 3 for important information about the proxy materials, voting, the Annual Meeting, Company documents, and communications. For information related to submitting shareholders’ proposals and director nominees for the 2027 annual meeting of shareholders, please see “Shareholder Proposals” beginning on page 51.

If you have any questions, require any assistance with voting your shares or need additional copies of this Proxy Statement or voting materials, please contact:
Investor Relations
Eagle Nuclear Energy Corp.
5470 Kietzke Lane, Suite 300
Reno, NV 89511
(775) 335-2029
info@eaglenuclear.com

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
Why am I receiving these proxy materials?
You received these proxy materials because you owned common stock, par value $0.0001 per share, of the Company (the “Common Stock”) as of July 15, 2026, the record date for the Annual Meeting (the “record date”), and our Board is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement describes matters on which we would like you to vote at the Annual Meeting. It also gives you information on these matters so that you can make an informed decision.
Why does the Company need to hold an annual meeting of shareholders?
The Annual Meeting is being held to satisfy the annual meeting requirement of The Nasdaq Stock Market LLC (“Nasdaq”). Nasdaq Listing Rule 5620 states that a listed company must have an annual shareholders’ meeting during each fiscal year.
How do I attend the Annual Meeting online?
We will host the Annual Meeting exclusively live online. Any shareholder can attend the Annual Meeting live online and submit questions during the meeting at https://www.cstproxy.com/eaglenuclear/2026. To enter the Annual Meeting, you will need the 12-digit control number included in your proxy card (if you received a printed copy of the proxy materials). Instructions on how to attend and participate online, including how to demonstrate proof of share ownership, are posted at https://www.cstproxy.com/eaglenuclear/2026. We encourage you to access the meeting prior to the start time. Online check-in will begin at 12:45 p.m., Eastern Time, and you should allow ample time for the check-in procedures.
Who is entitled to vote at the Annual Meeting?
Only shareholders of record at the close of business on the record date will be entitled to vote at the Annual Meeting. On the record date, there were 29,579,798 shares of Common Stock issued and outstanding. All of these outstanding shares are entitled to vote at the Annual Meeting on the matters described in this Proxy Statement. Each holder of Common Stock is entitled to one vote per share held.
How do I vote my shares without attending the Annual Meeting?
If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. Shareholders of record may vote by using the Internet, by telephone or, if you received a proxy card by mail, by mail as described below. Shareholders of record also may attend the Annual Meeting virtually and vote during the Annual Meeting.
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You may vote by using the Internet.   The address of the website for Internet voting is www.proxyvote.com. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on August 18, 2026, the day before the Annual Meeting. Easy-to-follow instructions allow you to vote your shares and confirm that your instructions have been properly recorded.

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You may vote by telephone.   The toll-free telephone number is noted on your proxy card. Telephone voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on August 18, 2026, the day before the Annual Meeting. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded.

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You may vote by mail.   If you received a proxy card by mail and choose to vote by mail, simply mark your proxy card, date and sign it, and return it in the postage-paid envelope. Your proxy card must be received by the close of business on August 18, 2026, the day before the Annual Meeting.

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You may vote in person.   You may attend the Annual Meeting in person and vote your shares at the Annual Meeting.

When you vote by any of the above methods, you appoint Mark Mukhija, our Chief Executive Officer and Ajaypreet Toor, our Chief Financial Officer, as your representatives (or proxyholders) at the Annual Meeting. By doing so, you ensure that your shares will be voted whether or not you attend the Annual Meeting. If you are a shareholder entitled to vote your shares at the Annual Meeting, you have the right to appoint a person or company other than the persons designated in the proxy card, who need not be a shareholder, to attend and act for you and on your behalf at the Annual Meeting. You may do so either by inserting the name of that other person in the blank space provided in the proxy card or by completing and delivering another suitable form of proxy.
The securities of the Company represented by the proxy card will be voted or withheld from voting in accordance with the instructions of the shareholder on any ballot that may be called for and that, if the shareholder specifies a choice with respect to any matter to be acted upon, such securities will be voted accordingly.
In addition, the proxyholder, in his discretion, is further authorized to vote (a) for the election of a person to the Board if a nominee named in this Proxy Statement becomes unable to serve or for good cause will not serve, (b) on any matter that the Board did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made and (c) on other matters that may properly come before the Annual Meeting and any adjournments or postponements thereof.
If you hold shares through a bank or broker (i.e., in “street name”), please refer to your proxy card or other information forwarded by your bank or broker to see which voting options are available to you.
The method you use to vote will not limit your right to vote at the Annual Meeting if you decide to attend. If you desire to vote at the Annual Meeting and hold your shares in “street name,” however, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote virtually at the Annual Meeting.
How do I vote at the Annual Meeting?
We will be hosting the Annual Meeting live via webcast. Any shareholder can attend the Annual Meeting live online at https://www.cstproxy.com/eaglenuclear/2026. If you were a shareholder as of the record date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:
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Instructions on how to attend and participate via the Internet, including how to demonstrate proof of share ownership, are posted at https://www.cstproxy.com/eaglenuclear/2026.

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Assistance with questions regarding how to attend and participate via the Internet will be provided at https://www.cstproxy.com/eaglenuclear/2026 on the day of the Annual Meeting.

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Webcast starts at 1:00 p.m., Eastern Time.

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You will need your 12-digit control number to enter the Annual Meeting.

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Shareholders may submit questions while attending the Annual Meeting via the Internet.

To attend and participate in the Annual Meeting, you will need the 12-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 12-digit control number or otherwise vote through the bank or broker. If you lose your 12-digit control number, you may join the Annual Meeting as a “Guest”, but you will not be able to vote, ask questions or access the list of shareholders as of the record date.
Can I change my vote after submitting my proxy?
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the shareholder of record of your shares, you may revoke your proxy in any one of three ways:
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You may submit a subsequent proxy by using the Internet, by telephone or by mail with a later date;

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You may deliver a written notice that you are revoking your proxy to the Company at 5470 Kietzke Lane, Suite 300, Reno, Nevada 89511; or

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You may attend the Annual Meeting virtually and vote your shares at the Annual Meeting. Simply attending the Annual Meeting without affirmatively voting will not, by itself, revoke your proxy.

If you are a beneficial owner of your shares, you must contact the broker or other nominee holding your shares and follow their instructions for changing your vote.
Will there be a question and answer session during the Annual Meeting?
As part of the Annual Meeting, we will hold a Question and Answer (“Q&A”) session, during which we intend to answer questions from shareholders present at the Annual Meeting that are pertinent to the Company and the meeting matters, as time permits. Only shareholders of record as of the record date will be permitted to submit questions during the Annual Meeting. Each shareholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:
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irrelevant to the business of the Company or to the business of the Annual Meeting;

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related to material non-public information of the Company, including the status or results of our business since our Annual Report;

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related to any pending, threatened or ongoing litigation;

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related to personal grievances;

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derogatory references to individuals or that are otherwise in bad taste;

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substantially repetitious of questions already made by another shareholder; or

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out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the chairman of the Annual Meeting or Secretary in their reasonable judgment.

Additional information regarding the Q&A session will be available in the “Rules of Conduct,” copies of which will be available for review at the Annual Meeting.
How many votes do you need to hold the Annual Meeting?
The Annual Meeting will not proceed unless a quorum is present. A quorum requires that holders of a majority of the voting power of the Company’s outstanding shares entitled to vote be present in person or represented by proxy. As of the record date, there were 29,579,798 shares of Common Stock outstanding, representing 29,579,798 votes in the aggregate. Accordingly, a quorum will be established when shares entitled to at least 14,789,900 votes are present or represented by proxy at the Annual Meeting.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend the Annual Meeting in person and vote at that time. Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present for the transaction of business. If a quorum is not present, the shareholders entitled to vote at the meeting, present or represented, will have the power to adjourn the meeting from time to time until a quorum shall be present or represented.
What matters will be voted on at the Annual Meeting?
The following matter is scheduled to be voted on at the Annual Meeting:
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Proposal 1:   To elect two Class I directors nominated by our Board and named in this Proxy Statement to serve until our 2029 annual meeting of shareholders.

No cumulative voting rights are authorized, and appraisal or dissenters’ rights are not applicable to this matters.

What will happen if I do not vote my shares?
Shareholder of Record: Shares Registered in Your Name.   If you are the shareholder of record of your shares and you do not vote by proxy card, by telephone, via the Internet or virtually at the Annual Meeting, your shares will not be voted at the Annual Meeting.
Beneficial Owner: Shares Registered in the Name of Broker or Bank.   Brokers, banks or other nominees who hold our Class A Ordinary Shares for a beneficial owner in “street name” have the discretion to vote on “routine” proposals when they have not received voting instructions from the beneficial owner at least 10 days prior to the Annual Meeting. A broker non-vote occurs when a broker or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares. Under the rules that govern brokers that are voting shares held in street name, brokers have the discretion to vote those shares on routine matters but not on non-routine matters. Proposal 2 is the only routine matter in this Proxy Statement. Therefore, your broker has the discretion to vote your shares on Proposal 2 but does not have discretion to vote your shares on Proposal 1.
We encourage you to provide instructions to your bank or brokerage firm by voting your proxy. This action ensures your shares will be voted at the Annual Meeting in accordance with your wishes.
How may I vote for the proposal and what is the vote required for the proposal?
Proposal 1: Election of Class I directors.
You may vote FOR one, two, or all three nominees. Directors are elected by plurality vote, meaning the two nominees who receive the most FOR votes will be elected. Because there are three nominees for two available seats, one nominee will not be elected regardless of how many votes are cast in his favor. Only FOR votes count toward a nominee’s election. WITHHOLD votes and abstentions have no legal effect on the outcome. Brokerage firms do not have authority to vote unvoted shares held in street name for the election of directors. As a result, any shares not voted by a beneficial owner will therefore be treated as a broker non-vote, which will also have no effect on the result of this vote.
How does the Board recommend that I vote?
The Board recommends that you vote FOR each director nominee, and FOR Proposal 2.
What happens if I sign and return my proxy card but do not provide voting instructions?
If you return a signed and dated proxy card without marking any voting selections, your shares will be voted:
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Proposal 1: FOR the election of each of the three nominees for director.

Could other matters be decided at the Annual Meeting?
We do not know of any other matters that may be presented for action at the Annual Meeting. The proxyholders, in their discretion, are further authorized to vote (a) for the election of a person to the Board if a nominee named in this Proxy Statement becomes unable to serve or for good cause will not serve, (b) on any matter that the Board did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made, and (c) on other matters that may properly come before the Annual Meeting and any adjournments or postponements thereof.
What happens if a director nominee is unable to stand for election?
If two or more of the three nominees are unable to stand for election, the Board may either:
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reduce the number of directors that serve on the Board; or

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designate a substitute nominee.

If the Board designates a substitute nominee, the proxyholders will exercise their discretion as described above and vote for the substitute nominee.

Who is paying for this proxy solicitation?
The accompanying proxy is being solicited by the Board. In addition to this solicitation, our officers, directors and employees may solicit proxies in person, by telephone, or by other means of communication. Officers, directors and employees will not be paid any additional compensation for soliciting proxies. The Company does not intend to send proxy materials for the Annual Meeting directly to beneficial shareholders who do not object to the Company knowing their identity (commonly referred to as “NOBOs” or “non-objecting beneficial owners”) We will pay for the entire cost of soliciting proxies. Upon request, we may reimburse brokers, dealers, banks, other agents and voting trustees and their nominees who are holders of record of the Company’s Common Stock on the record date for the reasonable expenses incurred in forwarding proxy materials to beneficial owners.
What happens if the Annual Meeting is postponed or adjourned?
Unless the polls have closed or you have revoked your proxy, your proxy will still be in effect and may be voted once the Annual Meeting is reconvened. However, you will still be able to change or revoke your proxy with respect to any proposal until the polls have closed for voting on that proposal.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results are expected to be announced at the Annual Meeting. Final voting results will be reported on a Current Report on Form 8-K filed with the SEC no later than four business days following the conclusion of the Annual Meeting.
How can I find the Company’s proxy materials and Annual Report on the Internet?
This Proxy Statement and the Annual Report are available at our corporate website at https://eaglenuclear.com. You also can obtain copies without charge at the SEC’s website at www.sec.gov. Additionally, in accordance with SEC rules, you may access these materials at www.proxyvote.com.
How do I obtain a separate set of proxy materials if I share an address with other shareholders?
In some cases, shareholders holding their shares in a brokerage or bank account who share the same surname and address and have not given contrary instructions receive only one copy of the proxy materials. This practice is designed to reduce duplicate mailings and save printing and postage costs. If you would like to have a separate copy of the Proxy Statement or the Annual Report mailed to you or to receive separate copies of future mailings, please submit your request to the address or phone number that appears on your proxy card. We will deliver such additional copies promptly upon receipt of such request.
In other cases, shareholders receiving multiple copies of the proxy materials at the same address may wish to receive only one. If you would like to receive only one copy if you now receive more than one, please submit your request to the address or phone number that appears on your proxy card.
Can I receive future proxy materials and annual reports electronically?
Yes. This Proxy Statement and the Annual Report are available at our corporate website at https://eaglenuclear.com. Instead of receiving paper copies in the mail, shareholders can elect to receive an email that provides a link to our future annual reports and proxy materials on the Internet. Opting to receive your proxy materials electronically will save us the cost of producing and mailing documents to your home or business, will reduce the environmental impact of our annual meetings and will give you an automatic link to the proxy voting site.
Who can I contact if I have any questions?
If you have any questions, would like additional proxy materials or proxy cards, or need assistance in voting your shares, please contact Investor Relations, Eagle Nuclear Energy Corp., by mail at 5470 Kietzke Lane, Suite 300, Reno, Nevada 89511, by telephone at (775) 335-2029 or by email at info@eaglenuclear.com.

Can I submit a proposal for inclusion in the Proxy Statement for the 2026 annual meeting?
Our shareholders may submit proper proposals for inclusion in our Proxy Statement and for consideration at our 2027 annual meeting of shareholders by submitting their proposals in writing to the Secretary of the Company in a timely manner. Please see “Shareholder Proposals” beginning on page 51 for more information.
Can I submit a nomination for director candidates and proposals not intended for inclusion in the Proxy Statement for the 2027 annual meeting?
Our shareholders may nominate persons for election to the Board at the 2027 annual meeting of shareholders by delivering written notice of the nomination to the Secretary of the Company in a timely manner. For any proposal that is not submitted for inclusion in the Proxy Statement pursuant to Rule 14a-8 but is instead sought to be presented directly at the 2027 annual meeting, our Amended and Restated Bylaws (the “Bylaws”) require shareholders to provide advance written notice to the Secretary of the Company in a timely manner. Please see the section entitled “Shareholder Proposals” beginning on page 51 for more information on the required timing and content of any such notice.
Where can I obtain a copy of the Company’s Charter?
A copy of our Amended and Restated Articles of Incorporation (the “Charter”) may be obtained by writing to the Secretary of the Company.

EXPLANATORY NOTE
On February 24, 2026 (the “Closing Date”), the Company consummated the previously announced transactions pursuant to that certain Amended and Restated Agreement and Plan of Merger, dated as of September 29, 2025 (as it may be amended, supplemented, or otherwise modified from time to time, the “Merger Agreement”), by and among Spring Valley Acquisition Corp. II, an exempted company incorporated in the Cayman Islands with limited liability (“SVII”), the Company, Spring Valley Merger Sub III, Inc., a Cayman Islands exempted company and wholly owned, direct subsidiary of the Company (“Merger Sub 1”), Spring Valley Merger Sub II, Inc., a Nevada corporation and wholly owned, direct subsidiary of the Company (“Merger Sub 2”), and Eagle Energy Metals Corp., a Nevada corporation (“Eagle”). Pursuant to the Merger Agreement, among other things, (i) Merger Sub 1 merged with and into SVII, with SVII continuing as the surviving corporation and a wholly-owned subsidiary of the Company and (ii) Merger Sub 2 merged with and into Eagle, with Eagle continuing as the surviving corporation and a wholly-owned subsidiary of the Company. The transactions contemplated by the Merger Agreement are hereinafter referred to as the “Business Combination.”

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING
PROPOSAL 1
ELECTION OF DIRECTORS
General
The Board is currently composed of six directors divided into three classes with staggered three-year terms as shown below.
Director Class	Directors in the Class	Annual Meeting at which Term of Office Expires
Class I	Robert Kaplan and Brian Goldmeier	2026
Class II	Jeffrey Lipton and Kuljit Basi	2027
Class III	Michael Kobler and Mark Mukhija	2028
There are no other family relationships among any of our directors or executive officers.
Nominees for Election as Class I Directors at the Annual Meeting
This year’s nominees for election to the Board as Class I directors are Robert Kaplan, Brian Goldmeier, and Ron Bloom. Mr. Kaplan and Mr. Goldmeier are currently members of our Board. Mr. Bloom was identified and recommended by management to the Nominating and Corporate Governance Committee as a potential director. For more information regarding the director nomination process, see the section entitled “Nominating and Corporate Governance Committee.” There are two seats available for election as Class I directors at this Annual Meeting. Because there are three nominees for two seats, shareholders should be aware that the election will be decided by plurality vote. The two nominees receiving the greatest number of FOR votes will be elected, and one nominee will not be elected regardless of the number of votes cast in his favor.
Mr. Kaplan, Mr. Goldmeier, and Mr. Bloom are each being nominated to serve until our 2029 annual meeting of shareholders, or until his successor has been duly elected and qualified or until his earlier death, resignation or removal. Each of Mr. Kaplan, Mr. Goldmeier, and Mr. Bloom has agreed to serve as a director if elected, and we have no reason to believe that any nominee will be unable to serve if elected.
Name and Residence	Age	Positions and Offices Held with Company	Director Since	Other Public Boards(1)
Robert Kaplan Texas, USA	53	Director	2026	None
Brian Goldmeier Florida, USA	43	Director	2026	1(2)
Ron Bloom Florida, USA	74	—	—	None

(1)
Number of other boards of directors of public companies on which the director currently serves.

(2)
Mr. Goldmeier serves as an independent director of Starfighters Space (Nasdaq: FJET).

Below is additional information about the nominees as of the date of this Proxy Statement, including business experience, public company director positions held currently or at any time during the last five years and the experiences, qualifications, attributes or skills that caused our Nominating and Corporate Governance Committee and our Board to determine that he should serve as one of our directors.
Robert Kaplan has served as an independent director of the Company since the Business Combination, and previously served as Chief Financial Officer and Vice President of Business Development of SVII. Mr. Kaplan served as the Vice President of Business Development of Spring Valley I from its inception in November 2020 until the closing of the NuScale Merger in May 2022. Mr. Kaplan has also served as the Chief Operating Officer and Head of Business Development of Spring Valley III since June 2025. Mr. Kaplan has over 20 years of investment banking experience in the Sustainability industry. Mr. Kaplan has been involved in over 60 transactions totaling approximately $6 billion in transaction value, with notable deals including First Solar, Plug Power, FuelCell Energy, Renewable Energy Group and SunPower Corporation. Mr. Kaplan was most recently Managing Director of Clean Technologies/Renewables at Stifel Financial Corp. (“Stifel”). In this role, Mr. Kaplan was responsible for the firm’s capital markets and advisory services in various sustainability subsectors, including clean energy, biofuels, energy storage, energy efficiency, mobility and environmental technologies. He joined Stifel in 2010 in connection with Stifel’s acquisition of Thomas Weisel Partners Group, Inc. (“TWP”) in 2010. Mr. Kaplan joined TWP in 2007 as a Vice President in the Technology investment banking group with a focus on sustainable technologies. Prior to joining TWP, Mr. Kaplan started his investment banking career at First Albany where he was a founding member of one of the first Sustainability-focused banking franchises on Wall Street. During his tenure at First Albany, he completed many of the industry’s first public offerings in various sustainability subsectors, such as solar, alternative fuels, mobility, fuel cells and the smart grid. Mr. Kaplan received a B.S. in Finance from Lehigh University and an M.B.A. from the NYU Stern School of Business.
We believe Mr. Kaplan is qualified to serve on our Board due to his experience in investment banking and capital markets within the sustainability and clean energy sectors.
Brian Goldmeier has served as an independent director of the Company since the Business Combination. Mr. Goldmeier is the founder and president of BYG Strategies, Inc., a strategic advisory and political consultancy firm headquartered in Miami, Florida, which he founded in November 2010. Through his firm, Mr. Goldmeier advises public and private sector clients across the United States on market entry, expansion strategies, capital development, and stakeholder engagement. He has extensive experience supporting early-stage companies, including those in the technology, cryptocurrency, and financial services sectors, and has worked closely with C-suite executives and corporate boards to advance growth strategies and public-private initiatives. Mr. Goldmeier has served as a senior advisor and principal fundraiser to numerous political campaigns, issue-based initiatives, and nonprofit organizations. Over the course of his career, he has led efforts that have raised more than $300 million for political and policy campaigns and has supported capital raises and business development projects valued at over $500 million. His experience includes structuring and advising on complex multi-stakeholder initiatives, public-private partnerships, and major investment and infrastructure projects. Mr. Goldmeier is also engaged in civic and professional training, offering strategic networking and fundraising guidance to elected officials, trade associations, and business coalitions. Mr. Goldmeier was appointed as an independent director of Starfighters Space, Inc. (Nasdaq: FJET) in December 2025. He is widely regarded for his ability to navigate government relations, investment strategy, and corporate positioning at both the local and national level holds a Master of Business Administration and a Bachelor of Science in Sports Management, both from Endicott College.
We believe Mr. Goldmeier’s experience in strategic advisory, capital development, and public-private initiatives makes him well qualified to serve on the Company’s board of directors.
Ron Bloom has founded, led and advised media and technology companies in both the public and private sectors. Since January 2020, he has served as Chief Executive Officer of Ron Bloom Advisors, where he provides strategic advisory services to companies across a variety of industries, including technology, media, telecommunications, aerospace, healthcare and energy. Mr. Bloom has held executive leadership positions involving operations, product development, marketing and business strategy. In 1992, he co-founded Think New Ideas, taking it public in 1996 (THNK: NASDAQ) and growing it to over 1,000 employees before its sale in 1999. He later founded BiteSizeTV and Hollywood Today Live (FOXTV), which he sold to Lin Media (later merged with Media General, NYSE: MEG). In 2015, Mr. Bloom co-founded ReachTV, growing its reach to over 35 million monthly viewers before its sale to INK Global in 2018. In 2004, he co-founded PodShow, an early commercial podcasting company backed by venture firms including Kleiner Perkins and Sequoia Capital. In 2018, he co-founded GrowthStar Capital, a real estate capital advisory platform that has placed over $500 million in debt for middle-market clients. Mr. Bloom attended Georgia State University from 1969 to 1971, where he studied Philosophy before leaving to pursue a career in media and entertainment.
We believe Mr. Bloom’s experience as an executive, founder and advisor, together with his business and leadership experience, qualifies him to serve on the Board.

Required Vote and Recommendation of the Board for Proposal 1
You may vote FOR one, two, or all three nominees. The two directors receiving the greatest number of votes FOR their election will be elected as directors. Directors are elected by a plurality of the votes cast at the Annual Meeting, meaning the two nominees who receive the most FOR votes will be elected. Because there are three nominees for two available seats, one nominee will not be elected regardless of how many votes are cast in his favor. You may vote FOR or WITHHOLD on each nominee for election as director. Only votes cast FOR a nominee will be counted toward that nominee’s election; WITHHOLD votes have no legal effect on the outcome. Shares represented by signed proxy cards and ballots submitted via the Internet at the Annual Meeting will be voted on Proposal 1 FOR the election of each of the nominees to the Board at the Annual Meeting, unless otherwise marked on the proxy card or ballot, respectively. A broker non-vote or a properly executed proxy (or ballot) marked WITHHOLD with respect to the election of a Class I director will not be voted with respect to such director, although it will be counted for purposes of determining whether there is a quorum.
The Board unanimously recommends that you vote FOR the election of each of the nominees to the Board.
Continuing Directors Not Standing for Election at the Annual Meeting
Certain information about those directors whose terms do not expire at the Annual Meeting and who will otherwise continue to serve on the Board is furnished below, including their business experience, director positions held currently or at any time during the last five years, involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board to determine that the directors should serve as one of our directors. The age of each director as of the record date is provided in the following table.
Name and Residence	Age	Positions and Offices Held with Company	Director Since	Other Boards(1)
Jeffrey Lipton Barbados	68	Director	2026(2)	None
Kuljit Basi British Columbia, Canada	43	Director	2026	1(2)
Michael Kobler California, USA	68	Director	2026	None
Manavdeep Mukhjia British Columbia, Canada	40	Chief Executive Officer and Director	2026	2(3)

(1)
Number of other boards of directors of public companies on which the director currently serves.

(2)
Mr. Basi serves as a director of Tactical Resources Corp. (CSE: RARE) (OTC: USREF).

(3)
Mr. Mukhija serves as a director of Tactical Resources Corp. (CSE: RARE) (OTC: USREF) and POWR Lithium Corp. (CSE: POWR) (OTC: PWRLF).

Class II Directors (Terms Expire in 2027)
Jeffrey Lipton has served as an independent director of the Company since the Business Combination and currently serves as lead independent director. Mr. Lipton has served as Chief Legal Officer of Abaxx Technologies Inc. since 2018. From 2014 to 2018, he was President of Fordham Hillsworth Financial Services Inc., a financial services firm. Mr. Lipton is both a lawyer and a financial analyst with experience in various areas of investment management. He holds a Bachelor of Arts from the University of Western Ontario (1979), a Master of Business Administration (1981), and a Bachelor of Laws (1984) from the University of Windsor. He was admitted to the Law Society of Upper Canada in 1986 and as a Solicitor of the Supreme Court of England and Wales in 2007. Mr. Lipton has held the Chartered Financial Analyst designation since 1987.
We believe Mr. Lipton’s legal and financial experience, including his background in investment management and corporate governance, make him well qualified to serve on the Board.

Kuljit Basi has served as a director of the Company since April 2026. Mr. Basi has served as the Vice President of Project Development of Eagle since April 1, 2024. Mr. Basi is an established mining industry professional with over 18 years of technical leadership experience in global public mining companies including Newmont Corporation (“Newmont”), Goldcorp Inc. (“Goldcorp”) and Teck Resources Ltd. (“Teck”). Mr. Basi has a passion for growing a collaborative culture of technical excellence focused on maximizing net asset values. From March 2022 to present, Mr. Basi has served as the Chief Executive Officer and a director of Modern Mining Technology Corp, a private company which has developed a process to extract precious metals from electronic waste. He is also a director and Executive Chairman of Tactical Resources Corp., a position he has held since November 2020. Prior thereto, from July 2019 to February 2020, Mr. Basi held the position of Senior Advisor, Newmont North America, where he was responsible for implementing industry leading best practices in the areas of technical services, project development and strategic planning across all of Newmont’s Canadian, U.S. and Mexican assets. Prior thereto, from February 2011 to June 2019, Mr. Basi held various positions with Goldcorp including the position of Corporate Manager of Processing & Metallurgy. During his eight-year tenure with Goldcorp, Mr. Basi established a track record of delivering bottom-line growth across major assets within Goldcorp’s global portfolio. Prior to Goldcorp, Mr. Basi worked, from September 2006 to January 2011, at Teck’s Highland Valley Copper operation where he most notably was involved in the mill optimization and expansion projects. Mr. Basi is an industry professional and has co-authored multiple publications within the technical community. Mr. Basi obtained his Bachelor of Applied Science in Mining and Mineral Process Engineering degree from the University of British Columbia with a Minor in Commerce in 2006.
We believe Mr. Basi is qualified to serve on our Board due to his technical leadership experience in the global mining industry, including senior roles at public mining companies, as well as his experience as an executive officer and director of multiple resource and technology companies.
Class III Director (Term Expires in 2028)
Michael Kobler has served as an independent director of the Company since the Business Combination. Mr. Kobler currently serves as Chief Executive Officer of Mogul Mountain Ventures Corp., a privately held exploration and development company focused on gold, silver, lithium, and rare earth elements in the San Antonio Mountains of Nevada, a role he has held since August 2023. He is also the Founder and Chief Executive Officer of Global Subsurface Strategies, a consulting firm specializing in energy metals exploration and development, where he has served since April 2016. In addition, Mr. Kobler is the Founder and Chief Executive Officer of Canamera Inc., an early-stage resource development company with exploration projects in Uruguay, Paraguay, and Brazil, a role he has held since March 2022. Mr. Kobler has served as a member of the board directors of United Lithium Corp. (CSE: ULTH), a publicly traded lithium exploration company, since May 2023. From March 2016 to March 2022, Mr. Kobler served as Co-Founder and Chief Executive Officer of American Lithium Corp. (TSXV: LI), where he led the discovery and early development of the TLC Lithium Project in Nevada — one of the largest known lithium deposits in North America. Under his leadership, American Lithium grew from inception to a peak market capitalization of approximately CAD $1.2 billion. Earlier in his career, Mr. Kobler co-founded and served as Chief Executive Officer of Osum Oil Sands Corp. from 2004 to 2007, helping grow the company’s valuation to over CAD $2 billion. He has also held senior leadership roles at Underground Energy, Inc. and Underground Construction Managers, oil and gas exploration and development firms. From 2013 to 2016, he worked as a Resident Engineer at McMillen Jacobs Associates, where he contributed to large-scale tunneling and infrastructure projects. Mr. Kobler holds a Bachelor of Science in Mining Engineering from Montana Technological University. He is also the named inventor on multiple U.S. patents related to mining and hydrocarbon extraction methods.
We believe Mr. Kobler’s experience in mineral exploration, project development, and capital markets make him well qualified to serve on the Board.
Mark Mukhija, P.Eng., has served as our Chief Executive Officer and a director of the Company since the Business Combination, and previously served as Chief Executive Officer and a member of our board of directors of Eagle Energy since December 2023. Mr. Mukhija was appointed as the Chairman of the Board in March 2026. Mr. Mukhija has also served as the Global Head of Business Development for Plotlogic, a mining technology company which utilizes artificial intelligence technology aimed at sustainably increasing mineral production and reducing waste from June 2023 to August 2024. Mr. Mukhija was the General Manager Australia (January 2020 to May 2023) and Regional Manager (September 2018 to January 2020) for Motion Metrics Pty Australia Ltd., an industrial artificial intelligence and machine learning company catering to the mining industry with a specific focus on safety and productivity. Mr. Mukhija was responsible for the P&L, business development, project management, and logistics of the Motion Metrics (Australia) operations. From 2014 to 2015, Mr. Mukhija began at TransAlta as the Engineering Team Leader at the Sunhills Mine with 14 direct reports and then moved into a capital planning supervisory role where he was responsible for a $60 million annual sustaining capital budget for the operation. From 2008 to 2013, Mr. Mukhija was responsible for life of mine planning and asset value optimization at BHP. Mr. Mukhija also previously worked at global mining companies such as Barrick (2007) and Teck Resources (2006). He currently serves on the board of the following public companies: Tactical Resources Corp. (CSE:RARE) (OTC:USREF) and POWR Lithium Corp. (CSE: POWR) (OTC: PWRLF). Mr. Mukhija is a Professional Engineer and graduate from the University of British Columbia with a Bachelor of Applied Science in Mining Engineering (2003) and has passed Level I of the CFA Program.
We believe that Mr. Mukhija, given his experience in the global mining and energy sectors, and his senior leadership roles overseeing operations, capital planning, and business development, is qualified to serve as a member of our Board.

CORPORATE GOVERNANCE
Overview
The Board considers good corporate governance practices to be an important factor in the overall success of the Company. The Company is required to comply with the provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the applicable rules adopted by the SEC pursuant to the Sarbanes-Oxley Act, as well as the applicable listing standards and marketplace rules of Nasdaq (the “Nasdaq Listing Rules”). This section sets out the Company’s approach to corporate governance and addresses the Company’s compliance with the Sarbanes-Oxley Act and the Nasdaq Listing Rules. The Board is responsible for the stewardship of the Company and supervises the management of the business and affairs of the Company, with a goal of enhancing long-term shareholder value.
Independent Directors
The Board has evaluated the independence of its members based upon the Nasdaq Listing Rules and SEC rules and determined that a majority of the members of the Board are “independent directors” under the applicable rules. Our Board has affirmatively determined that Messrs. Kobler, Goldmeier and Lipton are “independent directors” as defined in the Nasdaq Listing Rules and applicable SEC rules, and that Mr. Kaplan qualifies as an “independent director” under the Nasdaq Listing Rules. The Board has also determined that if elected, Mr. Bloom would qualify as an “independent director” under the Nasdaq Listing Rules and SEC rules. In addition, we are subject to the rules of the SEC and Nasdaq relating to the membership, qualifications, and operations of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee, as discussed below.
Board Committees
The Board has three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. Each of the committees report to the Board. Each committee of the Board has a written charter approved by the Board. Copies of the charters for our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee are posted in the “Investors” section of our website at https://eaglenuclear.com. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.
The following table provides the current membership of the committees of the Board and meeting information for each of the committees of the Board. Following the Annual Meeting, each member of each committee of the Board will qualify as an independent director in accordance with the applicable Nasdaq Listing Rules and SEC rules and regulations.
Committee	Chair	Other Members
Audit Committee	Jeffrey Lipton	Brian Goldmeier and Michael Kobler
Compensation Committee	Jeffrey Lipton	Brian Goldmeier and Michael Kobler
Nominating and Corporate Governance Committee	Jeffrey Lipton	Brian Goldmeier and Michael Kobler
The primary responsibilities of each committee are described below.
Audit Committee
Our Audit Committee consists of Messrs. Jeffrey Lipton (chair), Brian Goldmeier and Michael Kobler. Each member of the Audit Committee is financially literate, qualifies as an independent director under the Nasdaq corporate governance standards and the independence requirements of Rule 10A-3 under the Exchange Act.
The primary purpose of the Audit Committee is to discharge the responsibilities of the Board with respect to our accounting, financial, and other reporting and internal control practices and to oversee our independent registered accounting firm. Our Audit Committee did not meet in 2025 because it was formed in connection with the Closing of the Business Combination on February 24, 2026.
Specific responsibilities of our Audit Committee include:
•
assisting the Board in the oversight of (i) accounting and financial reporting processes of the Company and the audits of the financial statements of the Company, (ii) preparation and integrity of the financial statements of the Company, (iii) compliance by the Company with financial statement and regulatory requirements, (iv) performance of the Company’s internal finance and accounting personnel and its independent registered public accounting firms, and (v) qualifications and independence of the Company’s independent registered public accounting firms;

•
reviewing with each of the internal and independent registered public accounting firms the overall scope and plans for audits, including authority and organizational reporting lines and adequacy of staffing and compensation;

•
reviewing and discussing with management and internal auditors the Company’s system of internal control and discussing with the independent registered public accounting firm any significant matters regarding internal controls over financial reporting that have come to its attention during the conduct of its audit;

•
reviewing and discussing with management, internal auditors and independent registered public accounting firm the Company’s financial and critical accounting practices, and policies relating to risk assessment and management;

•
receiving and reviewing reports of the independent registered public accounting firm discussing (i) all critical accounting matters in the firm’s audit of the Company’s financial statements, (ii) all alternative treatments of financial information within U.S. GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent registered public accounting firm, and (iii) other material written communications between the independent registered public accounting firm and management, such as any management letter or schedule of unadjusted differences;

•
reviewing and discussing with management and the independent registered public accounting firm the annual and quarterly financial statements and section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Company prior to the filing of the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q;

•
reviewing, or establishing, standards for the type of information and the type of presentation of such information to be included in, earnings press releases and earnings guidance provided to analysts and rating agencies;

•
discussing with management and the independent registered public accounting firm any changes in the Company’s critical accounting principles and the effects of alternative U.S. GAAP methods, off-balance sheet structures and regulatory and accounting initiatives;

•
reviewing material pending legal proceedings involving the Company and other contingent liabilities;

•
meeting periodically with the Chief Executive Officer, Chief Financial Officer, the senior internal auditing executive and the independent registered public accounting firm in separate executive sessions to discuss results of examinations;

•
reviewing and approving all transactions between the Company and related parties or affiliates of the officers of the Company requiring disclosure under Item 404 of Regulation S-K prior to the Company entering into such transactions, in accordance with the Company’s Related Party Transaction Policy, as amended from time to time;

•
establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees or contractors of concerns regarding questionable accounting or accounting matters, in accordance with the Company’s Whistleblower Policy, as amended from time to time;

•
reviewing periodically with the Company’s management, the independent registered public accounting firm and outside legal counsel (i) legal and regulatory matters which may have a material effect on the financial statements, and (ii) corporate compliance policies or codes of conduct, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding the Company’s financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities; and

•
establishing policies for the hiring of employees and former employees of the independent registered public accounting firm.

Audit Committee Financial Expert
Our Board has determined that Mr. Lipton qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K and possesses financial sophistication, as defined under the rules of Nasdaq. In making this determination, our Board considered Mr. Lipton’s formal education, training, and previous experience in financial roles.
Compensation Committee
Our Compensation Committee consists of Messrs. Jeffrey Lipton (chair), Brian Goldmeier and Michael Kobler. Our Board has determined that each of the members is an “independent director” as defined by the Nasdaq Listing Rules applicable to members of a compensation committee. The Board has determined that each of the members of the Compensation Committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act and satisfy the independence requirements of the Nasdaq. The Compensation Committee will meet from time to time to consider matters for which approval by the committee is desirable or is required by law. Our Compensation Committee did not meet in 2025 because it was formed in connection with the Closing of the Business Combination on February 24, 2026.
The Compensation Committee makes recommendations to the Board and reviews and approves our compensation policies and all forms of compensation to be provided to our directors and executive officers, including, among other things, annual salaries, bonuses, equity incentive awards and other incentive compensation arrangements. In addition, our Compensation Committee administers the Eagle Nuclear Energy Corp. 2025 Equity Incentive Plan (the “2025 Equity Incentive Plan”), including granting stock options or awarding shares of restricted stock or performance share units to our directors and executive officers. Our Compensation Committee also reviews and approves employment agreements with executive officers and other compensation policies and matters. Pursuant to its charter, the Compensation Committee has the authority to delegate any of its responsibilities to subcommittees as it may deem appropriate in its sole discretion, to the extent permitted by applicable law, regulations, and listing standards. The chief executive officer may not be present during voting or deliberations of the Compensation Committee with respect to his own compensation. See the section entitled “Executive Compensation — Compensation Committee” for more information.
In accordance with Nasdaq Listing Rules and our Compensation Committee charter, our Compensation Committee has the authority and responsibility to retain or obtain the advice of compensation consultants, legal counsel and other compensation advisors, the authority to direct the Company to pay such advisors and the responsibility to consider the independence factors specified under applicable law and any additional factors the Compensation Committee deems relevant.
Specific responsibilities of our Compensation Committee include:
•
reviewing the performance of the chief executive officer and executive management;

•
assisting the Board in developing and evaluating potential candidates for executive positions (including chief executive officer);

•
reviewing and approving goals and objectives relevant to the chief executive officer and other executive officer compensation, evaluating the chief executive officer’s and other executive officers’

performance in light of these corporate goals and objectives, and setting chief executive officer and other executive officer compensation levels consistent with its evaluation and the Company’s philosophy;
•
approving the salaries, bonuses and other compensation for all executive officers;

•
reviewing and approving compensation packages for new corporate officers and termination packages for corporate officers as requested by management;

•
reviewing and discussing with the Board and senior officers plans for officer development and corporate succession plans for the chief executive officer and other senior officers;

•
reviewing and making recommendations concerning executive compensation policies and plans;

•
reviewing and recommending to the Board the adoption of or changes to the compensation of the Company’s directors;

•
reviewing and approving the awards made under any executive officer bonus plan, and providing an appropriate report to the Board;

•
reviewing and making recommendations concerning long-term incentive compensation plans, including the use of stock options and other equity-based plans, and, except as otherwise delegated by the Board, acting as the administrator for equity-based and employee benefit plans;

•
approving all special perquisites, special cash payments and other special compensation and benefit arrangements for the Company’s executive officers and employees;

•
reviewing periodic reports from management on matters relating to the Company’s personnel appointments and practices;

•
assisting management in complying with the Company’s proxy statement and annual report disclosure requirements;

•
issuing an annual Report of the Compensation Committee on Executive Compensation for the Company’s annual proxy statement in compliance with applicable SEC rules and regulations;

•
annually evaluating the committee’s performance and the committee’s charter and recommending to the Board any proposed changes to the charter or the committee; and

•
undertaking all further actions and discharging all further responsibilities imposed upon the committee from time to time by the Board, the federal securities laws or the rules and regulations of the SEC.

Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee consisting of Messrs. Jeffrey Lipton (chair), Brian Goldmeier and Michael Kobler. Our Board has determined that each of the members is an “independent director” as defined by the Nasdaq Listing Rules. Our Nominating and Corporate Governance Committee did not meet in 2025 because it was formed in connection with the Closing of the Business Combination on February 24, 2026.
The primary functions of the Nominating and Corporate Governance Committee include, among other things:
•
developing and recommending the qualifications, qualities, skills, and other expertise required to be a director, and developing and recommending to the Board for its approval criteria to be considered in selecting nominees for director (the “Director Criteria”);

•
identifying, considering, recruiting and recommending individuals qualified to become members of the Board, consistent with the Director Criteria; reviewing any director candidates recommended by the Company’s stockholders pursuant to the procedures set forth in the Company’s corporate governance guidelines and described in the Company’s proxy statement;

•
conducting appropriate and necessary inquiries into the backgrounds and qualifications of director candidates;

•
making recommendations to the Board regarding the selection and approval of nominees for director for approval by the Board and election to be submitted to a stockholder vote at the annual meeting of stockholders, subject to approval by the Board;

•
identifying and making recommendations to the Board regarding the selection and approval of candidates to fill any vacancy on the Board and/or any Board committee;

•
developing and recommending to the Board for approval standards for determining whether a director has a relationship with the Company that would impair independence, and annually reviewing the independence of the members of the Board and its various committees and making recommendations to the Board as to determinations of director independence;

•
developing and recommending to the Board a set of corporate governance guidelines applicable to the Company, reviewing these guidelines at least once a year, and recommending any changes to the Board;

•
overseeing the Company’s corporate governance practices and procedures, including identifying best practices and reviewing and recommending to the Board for approval any changes to the documents, policies and procedures in the Company’s corporate governance framework, including its articles of incorporation and bylaws;

•
reviewing and discussing with management disclosure of the Company’s corporate governance practices, including information regarding the operations of the committee and other Board committees, director independence and the director nominations process, and recommending that such disclosure be included in the Company’s annual report on Form 10-K or proxy statement, as applicable;

•
developing, subject to approval by the Board, a process for an annual evaluation of the Board and its committees, and overseeing the conduct of such annual evaluation;

•
reviewing the Board’s committee structure and composition and making recommendations to the Board regarding the appointment of directors to serve as members of each committee and as committee chairpersons annually;

•
developing and overseeing a Company orientation program for new directors and a continuing education program for current directors, and periodically reviewing and updating such programs as necessary;

•
annually reviewing the committee’s performance and the Charter and recommending to the Board any proposed changes to the Charter or the committee;

•
periodically reviewing the Company’s Code of Ethics (the “Code”) and recommending any changes to the Board for approval; and

•
reviewing any director resignation letter tendered in accordance with the Company’s director resignation policy, and evaluating and recommending to the Board whether such resignation should be accepted.

Our Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including having a general understanding of the Company’s industry and market. Our Nominating and Corporate Governance Committee also considers other factors it deems appropriate.
In evaluating potential nominees to the Board, the Nominating and Corporate Governance Committee considers a wide variety of qualifications, attributes and other factors and recognizes that a diversity of viewpoints and practical experience can enhance the effectiveness of the Board. Accordingly, as part of its evaluation of each candidate, the Nominating and Corporate Governance Committee considers that candidate’s background, experience, qualifications, attributes and skills that may complement, supplement or duplicate those of other prospective candidates and current directors.
When there is a vacancy on the Board, the Nominating and Corporate Governance Committee will be responsible for considering various potential candidates for director. Our Nominating and Corporate

Governance Committee will consider bona fide candidates from all relevant sources, including current Board members, professional search firms, shareholders and other persons. The Nominating and Corporate Governance Committee will conduct any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Corporate Governance Committee will meet to discuss and consider such candidates’ qualifications and then select a nominee for recommendation to the Board by majority vote.
The Nominating and Corporate Governance Committee will consider director candidates recommended by shareholders and evaluate them using the same criteria as candidates identified by the Board or the Nominating and Corporate Governance Committee for consideration. Shareholder-recommended candidates are not evaluated differently from candidates identified through other sources. If one of our shareholders wishes to recommend a director candidate for consideration by the Nominating and Corporate Governance Committee, the shareholder recommendation should be delivered in writing to the chair of the Nominating and Corporate Governance Committee at our principal executive offices at Eagle Nuclear Energy Corp., 5470 Kietzke Lane, Suite 300, Reno, NV 89511. The recommendation must include: (i) the full name, age, business address, and residence address of the proposed candidate; (ii) the proposed candidate’s principal occupation or employment; (iii) a description of the proposed candidate’s qualifications, relevant experience, and the reasons why the recommending shareholder believes the candidate would be an effective director; (iv) the number of shares of the Company’s common stock beneficially owned by the recommending shareholder; (v) a statement confirming the proposed candidate’s willingness to serve if nominated and elected; and (vi) any other information regarding the candidate or the recommending shareholder required by our Charter or applicable law. See the section entitled “Shareholder Proposals” for information regarding nomination procedures.
The Nominating and Corporate Governance Committee has not adopted a formal written policy with specific targets regarding the consideration of diversity in identifying director nominees. However, the Nominating and Corporate Governance Committee does consider diversity as part of its overall evaluation of candidates, and views diversity broadly to encompass a range of characteristics including gender, age, nationality, cultural and educational background, geographic representation, skills, competencies, business and industry experience, and particular areas of expertise. The Nominating and Corporate Governance Committee believes that a board composed of directors with varied backgrounds and perspectives strengthens the Company’s governance and decision-making. In practice, the Nominating and Corporate Governance Committee assesses the diversity profile of the Board as a whole when evaluating individual candidates, with a view to ensuring that the Board reflects an appropriate mix of skills, experience, and perspectives. Because the Board was constituted on February 24, 2026, in connection with the closing of the Business Combination, the Nominating and Corporate Governance Committee has not yet had occasion to formally assess the effectiveness of its approach to diversity; it expects to do so as part of its annual assessment process going forward.
Orientation and Continuing Education
The skills and knowledge of the Board as a whole are such that no formal continuing education process is currently deemed required. The Board is comprised of individuals with varying backgrounds, who have, both collectively and individually, extensive experience in running and managing public companies. Board members are encouraged to communicate with management, auditors, and technical consultants to keep themselves current with industry trends and developments and changes in legislation, with management’s assistance. Board members have full access to the Company’s records. The Company provides continuing education to its directors as such need arises and encourages open discussion at all meetings in order to encourage learning by the directors.
Board Mandate
The Board does not have a written mandate. However, it is required to supervise the management of the business and affairs of the Company and to act with a view to the best interests of the Company. The Board will actively oversee the development, adoption and implementation of the Company strategies and plans. The Board’s responsibilities include:

•
to the extent feasible, satisfying itself as to the integrity of the chief executive officer and other executive officers and that the executive officers create a culture of integrity throughout the Company,

•
the Company’s strategic planning process;

•
the identification of the principal risks of the Company’s business and ensuring the implementation of appropriate systems to manage risk;

•
the Company’s succession planning, including appointing, training and monitoring senior management;

•
the Company’s major business development initiatives;

•
the integrity of the Company’s internal control and management information systems;

•
the Company’s policies for communicating with shareholders and others; and

•
the general review of the Company’s results of operations.

The Board considers that certain decisions are sufficiently important that management should seek prior approval of the Board. Such decisions will include:
•
approval of the annual capital budget and any material changes to the operating budget;

•
approval of the Company’s business plan;

•
acquisition of, or investments in new business;

•
changes in the nature of the Company’s business;

•
changes in senior management;

•
any transaction which is out of the ordinary course of business or could be considered to be material to the business of the Company; and

•
all matters as required under applicable law and stock exchange rules and regulations.

Position Descriptions
The Company does not have specific position descriptions for its Board members, as any matters which have not been delegated specifically to senior management or to a committee, are the responsibility of the full Board, except that the Board has designated Jeffrey Lipton as lead independent director. As lead independent director, Mr. Lipton presides over meetings of our independent directors, serves as a liaison between our Chairman and the independent directors, and performs such additional duties as our Board may otherwise determine and delegate.
The Board has not developed a written position description for the chief executive officer, given the size and scope of operations of the Company. The Company considers the chief executive officer to be primarily responsible for carrying out all strategic plans and policies as established by the Board on an executive level. The chief executive officer reports to the Board and advises and makes recommendations to the Board. The chief executive officer facilitates communication between the Board and other members of management and employees, and between the Company and its shareholders.
The Board has not developed a written position description for the Chair of each of the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee. The Board considers the Chair of each to be responsible for setting the tone for the committee work, ensuring that members have the information needed to do their jobs, overseeing the logistics of the committee’s operations, reporting to the board of directors on committee’s decisions and recommendations, setting the agenda and running and maintaining minutes of the meetings of the committee.
Board Meetings and Attendance
Our directors were appointed in connection with the Closing of the Business Combination on February 24, 2026, and therefore the Board did not meet during the year ended November 30, 2025. All directors are expected to attend each meeting of the Board and any committee on which they serve.

Director Attendance at Annual Meetings of Shareholders
Directors are encouraged, but not required, to attend our annual shareholder meetings. We did not hold an annual shareholder meeting in 2025.
Compensation Committee Interlocks and Insider Participation
None of the members of our Compensation Committee has ever been an executive officer or employee of either SVII or Eagle. None of our executive officers currently serve, or have served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers that serves as a member of the Board or Compensation Committee of the Company.
Board Leadership Structure
The Company recognizes that different Board leadership structures may be appropriate for the Company during different periods of time and under different circumstances. As such, the Board reviews its leadership structure periodically and considers a variety of structures that may be appropriate. When assessing its leadership structure, the Board considers a range of factors, including: the composition of skills, experience, perspectives and qualifications of directors; the performance of directors in leadership roles, both on the Board and at other boards of directors; the specific needs and circumstances of the Company during a given time period; investor feedback; and practices at other companies. The Board does not have a policy on whether or not the roles of Chief Executive Officer and Chairman of the Board should be separate, and Company policies do not require a Chairman of the Board. Currently, these two offices are held by Mr. Mukhija. The Board believes that the Company and its stockholders are best served by having a policy that provides the Board the ability to select the most qualified and appropriate individual to lead the Board as Chairman. The Board also believes it is important to remain flexible when allocating responsibilities among these two offices in a way that best serves the needs of the Company. The Board believes that having Mr. Mukhija serve as both Chairman and chief executive officer provides an efficient and effective leadership model for the Company. Combining the Chairman and Chief Executive Officer roles fosters clear accountability, effective decision-making, and alignment on corporate strategy.
Our directors meet at regularly scheduled executive sessions without management present, usually in conjunction with regularly scheduled Board meetings. We have designated a lead independent director, Jeffrey Lipton. Mr. Lipton’s service as lead independent director provides an effective independent voice in our leadership structure, encouraging objective oversight of management’s performance and enhancing the effectiveness of the Board as a whole. As lead independent director, Mr. Lipton presides over meetings of our independent directors, serves as a liaison between our Chairman and the independent directors and performs such additional duties as our Board may otherwise determine and delegate. Our Board believes its leadership structure is appropriate for our company. Through the role of the lead independent director, the independence of the Board’s committees, and the regular use of executive sessions of the Board and/or the independent directors, the Board is able to maintain appropriate oversight of our business strategies and other activities.
The Board’s Role in Risk Oversight
One of the key functions of the Board is informed oversight of the Company’s risk management process. The Board administers this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. In particular, the Board is responsible for monitoring and assessing strategic risk exposure, and the Audit Committee has the responsibility to consider and discuss the Company’s major financial risk exposures and the steps its management should take to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements. The Compensation Committee assesses and monitors whether the Company’s compensation plans, policies and programs comply with applicable legal and regulatory requirements.
The Board has not adopted a formal written position description for the chair of each Board committee. Instead, the Board delineates the role and responsibilities of each committee chair through the company’s governance framework, committee charters, and established Board practices. Each committee operates under a charter that defines its mandate, responsibilities, and authority, including specific duties of the chair. The chair of each committee is responsible for overseeing the effective functioning of their respective committee, ensuring that the committee fulfills its responsibilities in accordance with its charter, and reporting key matters to the Board. The Audit Committee chair leads the committee in overseeing financial reporting, internal controls, and audit processes. The Compensation Committee chair is responsible for guiding discussions on executive compensation, incentive programs, and related governance matters. The Nominating and Corporate Governance Committee chair oversees the identification of director candidates, governance policies, and Board evaluation processes. The Board believes that this approach provides the necessary flexibility to tailor the responsibilities of each committee chair to the company’s evolving needs while maintaining robust governance oversight.
We face a number of risks, including cybersecurity risks and those other risks described under the section titled “Risk Factors” included in our prospectus filed with the SEC on April 24, 2026, which forms a part of our registration statement on Form S-1 (File No. 333-294464) (the “Registration Statement”). Our Audit Committee is responsible for overseeing the steps management has taken with respect to cybersecurity risk exposure. As part of this oversight, our Audit Committee receives regular reports from our management on cybersecurity risk exposure and the actions management has taken to limit, monitor or control such exposures.
Employee, Officer and Director Hedging; Insider Trading; 10b5-1 Plans and Pledging
Our Board has adopted an insider trading policy reasonably designed to promote compliance with federal, provincial, state and foreign securities laws that prohibit certain persons who are aware of material nonpublic information about a company from: (i) trading in securities of that company; or (ii) providing material nonpublic information to other persons who may trade on the basis of that information. For purposes of this section, “Covered Persons” means our Board members, officers, employees and consultants. A copy of our insider trading policy is posted on the “Corporate Governance” portion under the “Investors” tab our website at https://eaglenuclear.com. Information contained on or accessible through our website is not a part of this Proxy Statement, and the inclusion of our website address in this Proxy Statement is an inactive textual reference only.
Our insider trading policy prohibits Covered Persons from engaging in short sales of Company securities. Our insider trading policy also prohibits Covered Persons from engaging in transactions in options on Company securities, including puts, calls and other derivative securities, whether on an exchange or in any other market. In addition, our insider trading policy prohibits Covered Persons from engaging in certain hedging or monetization transactions, including zero-cost collars and forward sale contracts. The policy strongly discourages Covered Persons from engaging in any other hedging or similar transactions, including equity swaps, prepaid variable forward contracts and exchange funds, that are designed to hedge or offset any decrease in the market value of Company equity securities, whether those securities were (i) granted to the employee, officer or director as compensation or (ii) held, directly or indirectly, by the employee, officer or director. Any Covered Person wishing to enter into any other hedging or similar arrangement not expressly prohibited must first obtain pre-clearance from the Compliance Officer at least two weeks prior to execution, and any such request must set forth the mechanics of and justification for the proposed arrangement. Our insider trading policy also prohibits Covered Persons from purchasing Company securities on margin, borrowing against Company securities held in a margin account, or pledging Company securities as collateral for a loan, subject to certain limited exceptions outlined in the insider trading policy.
Our insider trading policy permits our executive officers and directors to enter into trading plans established pursuant to Rule 10b5-1 under the Exchange Act, provided that any such plan has been pre-approved in writing by the Company’s Compliance Officer and meets the requirements of the insider trading policy and applicable SEC rules. Any such plan must be established in writing at least 30 days prior to the first trade authorized under the plan, and may not be established within six months after a prior Rule 10b5-1 plan was terminated prior to the expiration of its term. If a plan is amended or modified, the first trade pursuant to the amended or modified plan may not occur until 30 days after the adoption of such amendment. These plans may include specific instructions for a broker to exercise vested options and sell our Common Stock on behalf of the executive officer or director at certain dates if our share price is above a specified level or both. Under these plans, the executive officer or director no longer has control over the decision to exercise and sell the securities in the plan, unless he or she amends or terminates the trading plan during a trading window. The purpose of these plans is to enable executive officers and directors to recognize the value of their compensation and diversify their holdings of our Common Stock during periods in which the executive officer or director would be unable to sell our Common Stock because material information about us had not been publicly released.
Code of Ethics
We have adopted a code of ethics that applies to all of our directors, officers and employees (the “Code of Ethics”). A copy of our Code of Ethics is posted on the “Corporate Governance” portion under the “Investors” tab of our website at https://eaglenuclear.com. Information contained on or accessible through our website is not a part of this Proxy Statement, and the inclusion of our website address in this Proxy Statement is an inactive textual reference only. We will provide a copy of the Code to any person without charge, upon request. Such requests should be made in writing to the following address: 5470 Kietzke Lane, Suite 300, Reno, Nevada 89511. We intend to disclose future amendments to, or waivers of, our Code of Ethics, as and to the extent required by SEC regulations, on our website.
The Board views good corporate governance as an integral component to the success of the Company and to meet responsibilities to shareholders. The Board encourages and promotes an overall culture of ethical business conduct by promoting compliance with applicable laws, rules and regulations, providing guidance to management to help them recognize and deal with ethical issues, promoting a culture of open communication, honesty and accountability and ensuring awareness of disciplinary action for violations of ethical business conduct. The Board, through its meetings with management and other informal discussions with management, encourages a culture of ethical business conduct and believes the Company’s high caliber management team promotes a culture of ethical business conduct throughout the Company’s operations and is expected to monitor the activities of the Company’s employees, consultants and agents in that regard. It is a requirement of applicable corporate law that directors and senior officers who have an interest in a transaction or agreement with the Company promptly disclose that interest at any meeting of the Board at which the transaction or agreement will be discussed and, in the case of directors, abstain from discussions and voting in respect to same if the interest is material. To date, the Company has not been required to file a material change report relating to a departure from the Code of Ethics by any of its directors or executive officers. The Board has found that the fiduciary duties placed on individual directors by the Company’s governing corporate legislation and the common law and the restrictions placed by applicable corporate legislation on an individual director’s participation in decisions of the Board in which the director has an interest have been sufficient to ensure that the Board operates in the best interests of the Company. The Board intends that it will review compliance with the Code of Ethics on an annual basis until the Company has grown to a size which warrants more frequent monitoring.
Assessments
The Board, its committees, and individual directors intend to regularly assess and evaluate their effectiveness and contribution to the Company’s governance and strategic oversight. Because the Board was constituted in connection with the closing of the Business Combination on February 24, 2026, no formal assessment process has yet been conducted. Going forward, the Board expects to conduct an annual assessment process, which may include self-assessments, peer evaluations, and/or discussions facilitated by the Chairman of the Board or the Nominating and Corporate Governance Committee.
The assessment process may involve a confidential questionnaire or survey completed by directors, covering areas such as Board and committee structure, effectiveness of meetings, quality of materials provided, decision-making processes, and individual contributions. The results of these assessments will be reviewed by the Nominating and Corporate Governance Committee, which will identify areas for improvement and make recommendations to the Board as necessary.
Beyond formal assessments, the Board will monitor its own effectiveness through ongoing dialogue, performance discussions, and feedback from directors and senior management. This continuous review process will allow the Board to address governance practices, enhance its effectiveness, and ensure that each director is contributing meaningfully to the Company’s success.
Board Diversity
The Company recognizes the value of diversity among its directors and management. The Board believes that a board composed of highly qualified individuals with diverse perspectives promotes stronger corporate governance, superior performance, and more effective decision-making. Diversity encompasses a broad range of visible and invisible characteristics, including skills, competencies, gender, age, nationality, cultural and educational background, geographic representation, business and industry experience, and particular areas of expertise. The Board does not maintain a formal written policy with specific diversity targets. Instead, the Board and the Nominating and Corporate Governance Committee evaluate candidates on the basis of merit, focusing on the skills, experience, and qualifications necessary to support the Company’s strategic objectives, while giving consideration to the full range of diversity characteristics described above. The Board believes this approach provides a flexible and appropriate framework for building a well-rounded board and management team that serves the long-term interests of the Company and its shareholders. For a description of the Nominating and Corporate Governance Committee’s specific approach to diversity in the context of director candidate evaluation, see “Corporate Governance — Nominating and Corporate Governance Committee” above.
Director Resignation Policy
The Company has adopted a Director Resignation Policy that applies to annual elections of directors in which the number of director nominees equals or is less than the number of board seats being filled (“uncontested elections”). All other elections of directors are governed by the Charter and Bylaws without giving effect to this policy.
Under the policy, in an uncontested election of directors, any incumbent nominee who receives a greater number of votes “withheld” from his or her election than votes “for” his or her election will, promptly following the certification of the stockholder vote, tender his or her resignation in writing to the Chairman of the Board for consideration by the Nominating and Corporate Governance Committee.
The Nominating and Corporate Governance Committee will consider any such tendered resignation and, within 90 days following the date of the stockholders’ meeting at which the election occurred, will make a recommendation to the Board concerning the acceptance or rejection of such resignation. In determining its recommendation, the committee will consider all factors deemed relevant by the members of the committee including, without limitation, the reasons why stockholders who cast “withhold” votes for such director did so, if known, the qualifications of the director (including, for example, the impact the director’s resignation would have on the Company’s compliance with the requirements of the SEC and Nasdaq rules), and whether the director’s resignation from the Board would be in the best interests of the Company and its stockholders.
The committee may also consider a range of possible alternatives concerning the director’s tendered resignation as the members of the committee deem appropriate, including, without limitation, acceptance of the resignation, rejection of the resignation, or rejection of the resignation coupled with a commitment to seek to address and cure the underlying reasons reasonably believed by the committee to have substantially resulted in the “withhold” votes.
The Board will take formal action on the committee’s recommendation within a reasonable period of time following the date of the stockholders’ meeting at which the election occurred. In considering the committee’s recommendation, the Board will consider the information, factors and alternatives considered by the committee and such additional information, factors and alternatives as the Board deems relevant.
The Company, within four business days after such decision is made, will publicly disclose, in a Form 8-K filed with the SEC, the Board’s decision to accept or reject the resignation, together with a full explanation of the process by which the decision was made and, if applicable, the reasons for rejecting the tendered resignation.

No director who, in accordance with this policy, is required to tender his or her resignation, shall participate in the committee’s deliberations or recommendation, or in the Board’s deliberations or determination, with respect to accepting or rejecting his or her resignation as a director. Any such director shall, however, otherwise continue to serve as a director during this period.
Policies and Practices for Granting Certain Equity Awards
Our policies and practices regarding the granting of equity awards are designed to ensure compliance with applicable securities laws and to maintain the integrity of our executive compensation program. The Compensation Committee is responsible for the timing and terms of equity awards to executives and other eligible employees.
The timing of equity award grants is determined with consideration to a variety of factors, including but not limited to, the achievement of pre-established performance targets, market conditions and internal milestones. The Company does not necessarily follow a predetermined schedule for the granting of equity awards; instead, each grant is considered on a case-by-case basis to align with the Company’s strategic objectives and to ensure the competitiveness of our compensation packages.
In determining the timing and terms of an equity award, the Board or the Compensation Committee may consider material nonpublic information to ensure that such grants are made in compliance with applicable laws and regulations. The Board’s and the Compensation Committee’s procedures to prevent the improper use of material nonpublic information in connection with the granting of equity awards includes oversight by legal counsel and, where appropriate, delaying the grant of equity awards until the public disclosure of such material nonpublic information.
The Company is committed to maintaining transparency in its executive compensation practices and to making equity awards in a manner that is not influenced by the timing of the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. The Company regularly reviews its policies and practices related to equity awards to ensure they meet the evolving standards of corporate governance and continue to serve the best interests of the Company and its stockholders. During the fiscal year ended November 30, 2025, the Company did not grant any equity awards to any of its named executive officers.
Limitation of Liability and Indemnification of Directors and Officers
Discretionary indemnification of officers and directors is covered by Section 78.7502 of the Nevada Revised Statutes (the “NRS”). Section 78.7502(1) of the NRS provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (except an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding if such person: (i) is not liable for a breach of fiduciary duties that involved intentional misconduct, fraud, or a knowing violation of law; or (ii) acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.
NRS Section 78.7502(2) further provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including amounts paid in settlement and attorneys’ fees actually and reasonably incurred in connection with the defense or settlement of the action or suit if such person: (i) is not liable for a breach of fiduciary duties that involved intentional misconduct, fraud or a knowing violation of law; or (ii) acted in good faith and in a manner that he or she reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.
NRS Section 78.751 provides that to the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (1) and (2) of NRS Section 78.7502, as described above, or in defense of any claim, issue or matter therein, the corporation shall indemnify such person against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense.
We have purchased and intend to maintain director and officer liability insurance to cover liabilities our directors and officers may incur in connection with their services to the combined company, including matters arising under the Securities Act.
Our Charter provides that subject to any provisions in the Company’s bylaws (the “Bylaws”) related to indemnification of directors or officers of the Company, the Company shall indemnify, to the fullest extent permitted by applicable law (including, without limitation, NRS 78.7502 and 78.751), any director or officer of the Company who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director, officer, employee or agent of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such proceeding.
Our Charter provides that the Company shall have the power to indemnify, to the extent permitted by the NRS, as it presently exists or may be amended from time to time, any employee or agent of the Company who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director, officer, employee or agent of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such proceeding.
Our Bylaws provide that each person who was or is a party or is threatened to be made a party to, or was or is otherwise involved in, any action, suit, arbitration, alternative dispute resolution mechanism, investigation, inquiry, judicial, administrative or legislative hearing, or any other threatened, pending or completed proceeding, whether brought by or in the right of the Company or otherwise, including any and all appeals, whether of a civil, criminal, administrative, legislative, investigative or other nature (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or an officer of the Company or while a director or an officer of the Company is or was serving at the request of the Company as a director, officer, manager, employee, agent or trustee of another corporation or of a partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), or by reason of anything done or not done by him or her in any such capacity, shall be indemnified and held harmless by the Company to the fullest extent authorized by the NRS, as the same exists or may hereafter be amended, against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes, penalties and amounts paid in settlement by or on behalf of the indemnitee) actually and reasonably incurred by such indemnitee in connection therewith, all on the terms and conditions set forth in the Bylaws; provided, however, that, except as otherwise required by law or provided in the Bylaws with respect to suits to enforce such rights, the Company shall indemnify any such indemnitee in connection with a proceeding, or part thereof, voluntarily initiated by such indemnitee (including claims and counterclaims, whether such counterclaims are asserted by: (i) such indemnitee; or

(ii) the Company in a proceeding initiated by such indemnitee) only if such proceeding, or part thereof, was authorized or ratified by the Board or the Board otherwise determines that indemnification or advancement of expenses is appropriate.
In addition to the right to indemnification conferred in the Bylaws, an indemnitee shall, to the fullest extent permitted by law, also have the right to be paid by the Company the expenses (including attorneys’ fees) incurred in defending any proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that an advancement of expenses shall be made only upon delivery to the Company of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision of a court of competent jurisdiction from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses.
The rights to indemnification and to the advancement of expenses conferred in the Bylaws are not exclusive of any other right that any person may have or acquire under any law, agreement, vote of stockholders or disinterested directors, provisions of the Charter, Bylaws, or otherwise. The Company intends to enter into indemnification agreements with each of its directors and officers. In some cases, the provisions of those indemnification agreements may be broader than the specific indemnification provisions contained under Nevada law.
There is no pending litigation or proceeding involving any of our directors, officers, employees or agents in which indemnification will be required or permitted. We are not aware of any threatened litigation or proceedings that may result in a claim for such indemnification.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, executive officers or persons controlling the combined company, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
Communications to the Board
Shareholders and other parties interested in communicating with the independent directors regarding their concerns or issues may address correspondence to a particular director or to the independent directors generally, care of Eagle Nuclear Energy Corp., 5470 Kietzke Lane, Suite 300, Reno, Nevada 89511, Attention: Compliance Officer. The Compliance Officer has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any inappropriate communications. If the Compliance Officer deems a communication to be appropriate, they will forward it, depending on the subject matter, to the Chairman of the Board, the chair of a committee of the Board, the full Board or a particular director, as appropriate.
Director Compensation
Compensation for the members of our Board will be determined and/or ratified by the Board based on recommendations from the Compensation Committee. Non-employee directors may be compensated with a combination of cash and equity. In addition, the Company expects to reimburse non-employee directors for reasonable expenses incurred in attending meetings of the Board and its committees. Non-employee directors may also be granted equity awards from time to time under the Company’s 2025 Equity Incentive Plan. Directors who also serve as employees of the Company will not receive additional compensation for their service as a director.
Prior to the consummation of the Business Combination, none of the directors of SVII received any compensation for services rendered to the Company, and Eagle had no non-employee directors for the year ended November 30, 2025 and therefore paid no director compensation during that period.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Appointment of Adeptus Partners, LLC
Adeptus Partners, LLC (“Adeptus”) has served as our auditor and independent registered public accounting firm since the Business Combination. Representatives of Adeptus are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
At this time, our Board has not selected or recommended an independent registered public accounting firm for fiscal year 2026. Accordingly, we are not seeking stockholder ratification of the selection of an independent registered public accounting firm at this time. Although we may do so in the future as a matter of good corporate practice, such ratification is not required by our Bylaws, the NRS or SEC rules. As part of our ordinary course governance and oversight responsibilities, we are reviewing our auditor engagement process and assessing our current audit needs and will select an independent auditor in due course.
Fees Paid to Independent Registered Public Accounting Firm
The following table provides information regarding the fees billed by Adeptus for the fiscal years ended November 30, 2025 and 2024:
	2025	2024
Audit Fees(1)	$189,872	$65,000
Audit-Related Fees(2)	$290,000	—
Tax Fees(3)	$1,100	—
All Other Fees(4)	—	—

(1)
Audit Fees.   Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings.

(2)
Audit-Related Fees.   Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our year-end financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(3)
Tax Fees.   Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice.

(4)
All Other Fees.   All other fees consist of fees billed for all other services.

Audit Committee Pre-Approval Policies and Procedures
The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm, the scope of services provided by our independent registered public accounting firm and the fees for the services to be performed. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.
Our Audit Committee adopted the Audit Committee charter that sets forth the authority and procedures pursuant to which the Audit Committee shall pre-approve (or, where permitted under SEC rules to subsequently approve) audit and non-audit services proposed to be performed by the independent auditor.
Prior to the Business Combination, all of the services listed in the table above provided by Adeptus were approved by Eagle in accordance with its policies then in effect.

AUDIT COMMITTEE REPORT
Our management has primary responsibility for our internal controls and financial reporting process. Our independent external auditor, Adeptus is responsible for performing an independent audit of our financial statements and issuing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America.
The Audit Committee has reviewed and discussed with management our audited consolidated financial statements for the year ended November 30, 2025.
The Audit Committee also discussed with Adeptus the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. The Audit Committee received the written disclosures and the letter from Adeptus required by applicable requirements of the PCAOB regarding Adeptus’ communication with the Audit Committee concerning independence and has discussed with Adeptus their independence. The Audit Committee considered with Adeptus whether the non-audit services that Adeptus provided to us during the fiscal year ended November 30, 2025 were compatible with their independence.
Based upon the review and discussions described above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Annual Report for filing with the SEC.
Submitted by the Audit Committee of the Board:
Jeffrey Lipton, Chair
Brian Goldmeier
Michael Kobler
The material in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” with the SEC. This Audit Committee Report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except to the extent we specifically incorporate it by reference into such filing.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Overview
The table below provides information concerning beneficial ownership of our Common Stock as of the record date by each shareholder, or group of affiliated shareholders, as of the record date, by:
•
each person who is known to be the beneficial owner of more than 5% of our Common Stock;

•
each of our named executive officers;

•
each of our directors; and

•
all of our current executive officers and directors as a group.

The following table is based upon information supplied by directors, executive officers and principal shareholders; and Schedule 13G, Schedule 13D and Section 16 filings filed with the SEC through the record date. The column in each table entitled “% of Class” is based upon 29,579,798 shares of Common Stock issued and outstanding as of the record date.
Explanation of Certain Calculations in the Table of Certain Beneficial Owners
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.
Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. Unless otherwise noted, the business address of each of the following entities or individuals is c/o Eagle Nuclear Energy. Corp. 5470 Kietzke Lane, Suite 300, Reno, NV 895110.
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Shares of Common Stock
Directors and Named Executive Officers
Mark Mukhija	648,126	2.2%
Ajaypreet Toor	18,667	*
Robert Kaplan	18,751	*
Michael Kobler	18,751	*
Brian Goldmeier	18,751	*
Jeffrey Lipton	25,000	*
Kuljit Basi(1)	629,587	2.1%
Ron Bloom	—	—
All executive officers and directors as a group (7 individuals)	1,377,633	4.7%
Five Percent Holders:
Blue Bird Capital Enterprises LLC(2)	6,175,031	20.9%
Alyeska Master Fund, L.P.(3)	2,928,400(4)	9.9%
Supercycle Holdings LLC(5)	2,898,820(6)	9.8%
Steven Parhar(7)	2,109,118	7.1%
Balvinder Parhar(7)	2,028,671	6.9%
Naranjan Parhar(7)	2,028,671	6.9%

*
Less than one percent.

(1)
The business address of SVK Metrix Inc. is c/o Eagle Nuclear Energy. Corp. 5470 Kietzke Lane, Suite 300, Reno, NV 89511. The shares reported above are held in the name of the SVK Metrix Inc. SVK Metrix Inc. is controlled by Kuljit Basi.

(2)
The business address of Blue Bird Capital Enterprises LLC (“Blue Bird”) is 1695 Alton Road, Miami, FL, 33139. Justus Parmar is the Manager of Blue Bird and has voting and investment control over the shares held by Blue Bird.

(3)
The business address of Alyeska Master Fund, L.P., is 77 W. Wacker, Suite 700, Chicago, IL 60601. Alyeska Investment Group, L.P., the investment manager of Alyeska Master Fund, L.P., has voting and investment control of the shares held by Alyeska Master Fund, L.P. Anand Parekh is the Chief Executive Officer of Alyeska Investment Group, L.P. and may be deemed to be the beneficial owner of such shares. Mr. Parekh, however, disclaims any beneficial ownership of the shares held by Alyeska Master Fund, L.P. Alyeska Investment Group, L.P. is located at 77 W. Wacker, Suite 700, Chicago IL 60601.

(4)
Includes (i) 2,750,000 shares of Common Stock, (ii) 2,500,000 shares of Common Stock issuable upon the conversion of 29,700 shares of Preferred Stock, which are convertible at any time at the option of the holder at an initial conversion price of $11.88 per share, and (iii) PIPE Warrants to purchase an aggregate of 2,500,000 shares of Common Stock at an exercise price of $12.00 per share. The Preferred Stock and PIPE Warrants include beneficial ownership limitation that prohibits conversion or exercise to the extent it would cause the holder’s beneficial ownership to exceed 9.9% of the Company’s outstanding Common Stock. Accordingly, although 7,971,641 shares of Common Stock are issuable upon conversion of Preferred Stock and exercise of the warrants, only 13,359 shares are included as the maximum number of shares currently issuable due to the beneficial ownership limitation.

(5)
The shares reported above are held in the name of Supercycle Holdings LLC ( “Supercycle”). Supercycle is controlled by Christopher Sorrells. The business address of Supercycle and Mr. Sorrells is 4030 Maple Avenue, Suite 500 Dallas, TX 75219.

(6)
Based solely on information contained in a Schedule 13G filed with the SEC on April 28, 2026 by Supercycle, Supercycle may be deemed the beneficial owner of 3,027,655 shares of Common Stock, consisting of (i) 1,712,525 shares of Common Stock held directly by Supercycle and (ii) 1,315,130 shares of Common Stock that may be issued to Supercycle upon exercise of Warrants. Such amount does not include 5,384,787 Warrants to purchase 5,384,787 shares of Common Stock. The Warrants include a blocker provision under which Supercycle does not have the right to exercise the Warrants to the extent (but only to the extent) that such exercise would result in beneficial ownership by Supercycle, together with Supercycle’s affiliates, and any other persons acting as a group together with Supercycle or any of Supercycle’s affiliates, of more than 9.8% of the Company’s outstanding Common Stock.

(7)
The business address of each of the individuals is 1920-1075 W Georgia St., Vancouver, BC V6E 3C9.

INTEREST OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED UPON
Other than as disclosed in this Proxy Statement, no person who has been a director or executive officer of the Company at any time since the beginning of the last completed financial year of the Company, nor any proposed nominee for election as a director of the Company, nor any associate or affiliate of any of the foregoing, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Annual Meeting other than the election of directors.
CERTAIN RELATIONSHIPS AND RELATED PERSONS TRANSACTIONS
The following is a description of certain transactions (including a series of transactions) occurring during the preceding two fiscal years in which the amount involved exceeded the lesser of $120,000 or 1% of the average of our total assets for our two prior fiscal year ends in which any directors, director nominees, executive officers, greater than 5% beneficial owners and their respective immediate family members (each, a “Related Person”) had or will have a direct or indirect material interest.
Certain Transactions of Eagle Prior to the Business Combination
On December 14, 2023, Eagle issued 408 shares to Mark Mukhija, its chief executive officer, in connection with its formation under the law of the state of Delaware. Mr. Mukhija paid a total of $1.00 for these shares. This issuance was exempt from registration under the Securities Act pursuant to Section 4(a)(2) thereof.
On January 1, 2024, Eagle entered into a Consulting Agreement (the “Mukhija Agreement”) with Mr. Mukhija. Pursuant to the Mukhija Agreement, Mr. Mukhija provides Eagle with services usual and customary for a chief executive officer. The term of the Mukhija Agreement is indefinite and subject to termination for cause or upon 30 days’ prior written notice by the other party. Eagle currently pays Mr. Mukhija pursuant to the Mukhija Agreement $15,000 per month. Mr. Mukhija is also eligible to receive a one-time cash payment of $25,000 upon completion of an initial public offering, an initial grant of 1,000,000 stock options upon establishment of an incentive stock option plan, and expense reimbursement at Eagle’s discretion. For the year ended November 30, 2024 and the year ended November 30, 2025, Eagle paid Mr. Mukhija $117,157.14 and $270,012.46, respectively, inclusive of fees and expenses.
On February 8, 2024, as a part of an exempt offering of Eagle’s shares of common stock to several purchasers, Eagle issued 1,428,566 shares, for $0.0025 per share to 1143373 BC Ltd., a company controlled by Yana Popova, its former Chief Financial Officer, for gross proceeds of $3,500. This offer of shares was exempt from registration under the Securities Act pursuant to Section 4(a)(2).
On February 8, 2024, as a part of an exempt offering of Eagle’s shares of common stock to several purchasers, Eagle issued 408,162 shares, for $0.0025 per share to SVK Metrix Inc., a company controlled by Kuljit Basi, a director of Eagle, for gross proceeds of $1,000. This offer of shares was exempt from registration under the Securities Act pursuant to Section 4(a)(2).
On February 8, 2024, as a part of an exempt offering of Eagle’s shares of common stock to several purchasers, Eagle issued 35,979,454 shares, for $0.0025 per share to Blue Bird Capital Corp., a company controlled by Justus Parmar, a beneficial owner of more than 20% of Eagle’s voting securities, for gross proceeds of $88,150. This offer of shares was exempt from registration under the Securities Act pursuant to Section 4(a)(2).
On April 1, 2024, Eagle entered into a Consulting Agreement (the “SVK Agreement”) with SVK Metrix Inc (“SVK”), a company controlled by Kuljit Basi. Pursuant to the SVK Agreement, SVK provides Eagle with services including (i) developing Eagle’s mining projects, (ii) leading management and definition of project scope, permitting processes, technical and economic evaluations and project implementation plans, (iii) managing internal and external consultants, (iv) managing technical analysis, strategic planning and project due diligence activities and (v) developing enterprise short-term and long-term alignment. The term of the SVK Agreement is indefinite and subject to termination for cause or upon 30 days’ prior written notice by the other party. Eagle agreed to pay $7,500 per month for the first six months, and $15,000 per month thereafter, with discretionary performance bonuses, expense reimbursement and eligibility for SVK to participate in

Eagle’s equity incentive plan once established. For the year ended November 30, 2024 and the year ended November 30, 2025, Eagle paid SVK $93,839.32 and $219,236.04, respectively, inclusive of fees and expenses.
On August 7, 2024, Eagle issued 1,428,566 shares to Mark Mukhija, its chief executive officer, at $0.0025 per share, for gross proceeds of $3,500, in an exempt offering under Section 4(a)(2) of the Securities Act.
On October 15, 2024, as a part of an exempt offering of Eagle’s shares of common stock to several purchasers, Eagle issued 408,162 shares, for $0.0025 per share to Mark Mukhija, its chief executive officer, for gross proceeds of $1,000. This offer of shares was exempt from registration under the Securities Act pursuant to Section 4(a)(2).
On October 15, 2024, as a part of an exempt offering of Eagle’s shares of common stock to several purchasers, Eagle issued 3,265,293 shares, for $0.0025 per share to SVK Metrix Inc., a company controlled by Kuljit Basi, a director of Eagle, for gross proceeds of $8,000. This offer of shares was exempt from registration under the Securities Act pursuant to Section 4(a)(2).
727 Consulting Ltd
On November 1, 2024, Eagle entered into a Consulting Agreement (the “727 Agreement”) with 727 Consulting Ltd (“727”), a company controlled by Yana Popova, Eagle’s former chief financial officer. Pursuant to the 727 Agreement, 727 performed the services of Eagle’s chief financial officer, including (1) cash flow management, (2) financial reporting, (3) forecasting and (4) compliance. The term of the 727 Agreement is indefinite, subject to termination for cause, termination upon 90 days’ notice by the Company or 30 days’ notice by 727. Eagle agreed to pay $15,000 per month plus applicable taxes, and acknowledged and confirmed that it had paid 727 $7,500 per month from April 1, 2024 to September 30, 2024. The monthly fee was reduced to $10,000 per month in March 2026. The 727 Agreement also provided for discretionary bonus payments, participation in Eagle’s equity incentive plan once established, and expense reimbursement. For the year ended November 30, 2024 and the year ended November 30, 2025, Eagle paid 727 $77,717.16 and $231,399.26, respectively, inclusive of fees and expenses. Yana Popova ceased acting as Eagle’s chief financial officer on October 15, 2025.
Blue Bird Capital Corp.
On December 1, 2024, Eagle issued a discretionary bonus of 300,000 shares to Blue Bird Capital Corp., (“Blue Bird”) a company controlled by Justus Parmar, a beneficial owner of more than 20% of Eagle’s voting securities, pursuant to the terms of a consulting agreement with Blue Bird Capital Corp. dated January 1, 2024 (the “Blue Bird Agreement”). Pursuant to the Blue Bird Agreement, Blue Bird (1) advised Eagle on capital markets, corporate finance and in connection with asset acquisitions and mergers and acquisitions transactions, (2) reviewed potential business development opportunities for Eagle, (3) evaluated financing options for Eagle and sourcing financing partners, (4) advised on suitable financial structures for Eagle, (5) attended strategy meetings with senior management and (6) engaged in general additional duties. Eagle paid Blue Bird $16,000 per month plus applicable taxes, in addition to discretionary bonus payments in cash or securities of Eagle to Blue Bird as well as reimbursable expenses incurred by Blue Bird. On December 31, 2024, Eagle and Blue Bird mutually terminated the Blue Bird Agreement effective immediately. For the year ended November 30, 2024 and the year ended November 30, 2025, Eagle paid Blue Bird $284,479.67 and $134,423.99, respectively, inclusive of fees and expenses.
Fortuna Agreement
On January 1, 2025, Eagle entered into a Consulting Agreement (the “Fortuna Agreement”) with Fortuna Advisors LLC, a Delaware limited liability company (“Fortuna”), also controlled by Justus Parmar. Fortuna provides the same services to Eagle as outlined in the Blue Bird Agreement. The term of the Fortuna Agreement is for a period of 12 months, subject to termination for cause or upon 30 days’ written notice. Eagle agreed to pay Fortuna $25,000 per month plus applicable taxes on a monthly basis, which amount was reduced to $20,000 per month in March 2026. In addition, Fortuna may be reimbursed for expenses and receive a performance bonus, each at the discretion of Eagle. For the year ended November 30, 2025, Eagle paid Fortuna $553,210.24, inclusive of fees and expenses.

1268966 B.C. LTD
On October 15, 2025, Eagle entered into a Consulting Agreement (the “126 Agreement”) with 1268966 B.C. LTD, a company controlled by Ajaypreet Toor. Pursuant to the 126 Agreement, 1268966 B.C. LTD will perform the services of Eagle’s chief financial officer, including financial reporting; overseeing treasury duties; assisting with development and realization of revenue projections; assisting with executive recruitment; and compliance. The term of the 126 Agreement is indefinite, subject to termination for cause, termination upon 90 days’ notice by the Company or 30 days’ notice by 1268966 B.C. LTD. Eagle agreed to pay $10,750 per month plus applicable taxes. The 126 Agreement also provides for expense reimbursement, and the Company’s commitment to use commercially reasonable efforts to cause the Company to issue 90,000 stock options upon completion of listing on the Nasdaq Stock Exchange. For the year ended November 30, 2025, Eagle paid 1268966 B.C. LTD $19,859.90, inclusive of fees and expenses.
SVK Metrix Inc.
On April 1, 2024, Eagle entered into a consulting agreement with SVK Metrix Inc., a British Columbia corporation owned by Kuljit Basi. Pursuant to that agreement, Eagle pays SVK Metrix Inc. a consulting fee of $7,500 per month for the first 6 months and $15,000 per month thereafter to compensate it for the provision of Mr. Basi’s Vice President — Project Development services to Eagle. Further, Eagle agreed to reimburse Mr. Basi for pre-approved business expenses, provided they are documented in accordance with its company policy. Eagle’s agreement with SVK Metrix Inc. may be terminated immediately for cause, by either party with 30 days’ written notice, or automatically upon bankruptcy, dissolution, or upon Mr. Basi’s death. The consulting agreement includes standard confidentiality, invention assignment, and indemnification provisions.
Transactions Related to the Business Combination
Lock-Up Agreements
In connection with the Business Combination, certain former Eagle shareholders and certain of our officers and directors (the “Lock-Up Shareholders”) entered into a lock-up agreement pursuant to which they will be contractually restricted from selling or transferring any of (i) their Common Stock held immediately following the Closing and (ii) any of their Common Stock that result from converting securities held immediately following the Closing (the “Lock-Up Shares”). Such restrictions began at Closing and end 180 days after Closing.
Director Indemnity Agreements
In connection with the Closing, each of the members of the Board entered into an Indemnity Agreement with the Company (collectively, the “Director Indemnity Agreements,” and each, a “Director Indemnity Agreement”).
Our Charter and Bylaws provide for indemnification and advancement of expenses for our directors and officers to the fullest extent permitted by the NRS, subject to certain limited exceptions. In connection with the Closing, we entered into indemnification agreements for each director and officer of the Company, the form of which is filed as an exhibit to the Registration Statement.
Registration Rights Agreement
Pursuant to the terms of the Merger Agreement, we entered into the Registration Rights Agreement with the Sponsor and certain holders of Common Stock, and their permitted transferees, pursuant to which, among other things, (i) we agreed to file, within 30 days following the Closing Date, a registration statement covering the resale of certain shares of Common Stock and other equity securities of the Company, (ii) holders of Registrable Securities (as defined therein) were granted certain takedown, demand, block trade and piggyback registration rights with respect to their Registrable Securities, in each case, on the terms and subject to the conditions set forth in the Registration Rights Agreement. We will bear the cost of registering these securities. The registration and availability of such a significant number of securities for trading in the public market may have an adverse effect on the market price of our Common Shares. We will bear the expenses incurred in connection with the filing of any such registration statements.
Related Party Transactions Policy Following the Business Combination
Upon consummation of the Business Combination, our Board adopted a written Related Party Transactions Policy that sets forth our policies and procedures regarding the identification, review, consideration and oversight of “related party transactions.” For purposes of the policy only, a “related party transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we or any of our subsidiaries are participants involving an amount that exceeds $120,000, in which any “related party” has a material interest.
Transactions involving compensation for services provided to us as an employee, consultant or director will not be considered related party transactions under this policy. A “related party” is any executive officer, director, nominee to become a director or a holder of more than 5% of any class of our voting securities, including any of their immediate family members and affiliates, including entities owned or controlled by such persons.
Under the policy, the related party in question or, in the case of transactions with a holder of more than 5% of any class of our voting securities, an officer with knowledge of a proposed transaction, must present information regarding the proposed related party transaction to our Audit Committee (or, where review by our Audit Committee would be inappropriate, to another independent body of our Board) for review.
Our Audit Committee will approve only those transactions that it determines are fair to us and in our best interests. All of the transactions described above were entered into prior to the adoption of such policy.
Related Party Policy
Our Code requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the Board (or the Audit Committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of Common Stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.
Our Audit Committee, pursuant to its written charter, is responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by our Audit Committee and a majority of our uninterested “independent” directors, or the members of the Board who do not have an interest in the transaction, in either case who have access, at our expense, to its attorneys or independent legal counsel. We will not enter into any such transaction unless our Audit Committee and a majority of our disinterested “independent” directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties. Additionally, we will require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.
These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

EXECUTIVE OFFICERS
The following table provides the name, age and position of each of our executive officers as of the record date. Certain biographical information for each executive officer follows the table.
Name	Age	Position
Mark Mukhija	40	Chief Executive Officer and Director
Ajaypreet Toor	32	Chief Financial Officer
Mark Mukhija — For biographical information about Mr. Mukhija, see “Proposal 1: Election of Directors — Continuing Directors Not Standing for Election at the Annual Meeting” above.
Ajaypreet Toor, CPA, has served as Chief Financial Officer of the Company since the Business Combination, and previously served as Chief Financial Officer of Eagle since October 2025. Mr. Toor is a Chartered Professional Accountant (CPA) with over nine years of experience in corporate finance, financial reporting, and public company compliance within the mining and technology sectors. He served as director, Chief Financial Officer, and Corporate Secretary of NextGen Digital Platforms Inc. (CSE: NXT; OTCQB: NXTDF) from December 2024 until his resignation from all positions in December 2025. Mr. Toor also served as Chief Financial Officer and Corporate Secretary of American Tungsten Corp. (CSE: TUNG; OTCQB: TUNGF) beginning in September 2024 and as a director beginning in November 2024; he resigned as Chief Financial Officer in July 2025 and as director and Corporate Secretary in October 2025. In addition, from February 2023 to January 2025, he served as Chief Financial Officer and Corporate Secretary of Rush Gold Corp., at the time a private junior mining exploration company, where he assisted with financial reporting, audit coordination, and regulatory filings. Mr. Toor previously held accounting roles with Windset Farms from January 2024 to June 2025 and with BroadbandTV Corp. (rebranded as RHEI, formerly TSX: BBTV) from March 2022 to December 2023. Earlier in his career, from September 2017 to December 2020, he was a Corporate Finance Analyst at Baron Global Financial Canada Ltd., providing financial reporting and advisory services to public issuers completing listings and financings, and from 2016 to 2017 articled with MNP LLP, where he gained audit and tax experience. Mr. Toor obtained a Bachelor of Business Administration in Accounting from Simon Fraser University’s Beedie School of Business in 2017 and successfully completed the Common Final Examination (CFE) in 2019, required for the CPA designation in Canada.
Election of Officers
Our executive officers are currently elected by the Board and serve until their successors are duly elected and qualified, or until their earlier resignation or removal. There are no family relationships among any of our directors or executive officers.

EXECUTIVE COMPENSATION
Compensation Objectives and Overview
We believe that the skill, talent, judgment and dedication of our executive officers and other key employees are critical factors affecting our long-term shareholder value. Therefore, our goal is to maintain a compensation program that will fairly compensate our executive officers, attract and retain highly qualified executive officers, motivate the performance of our executive officers towards, and reward the achievement of, clearly defined corporate goals, and align our executive officers’ long-term interests with those of our shareholders. We believe that for our company, stock-based compensation is a significant motivator in attracting employees, and while base salary and the potential for cash bonuses must be at competitive levels, performance is most significantly affected by appropriately relating the potential for creating shareholder value to an individual’s compensation potential through the use of equity awards.
Compensation Committee
The Compensation Committee of the Board is comprised of three non-employee members of the Board. The Compensation Committee reviews the performance of our management in achieving corporate objectives and aims to ensure that the executive officers are compensated effectively in a manner consistent with our compensation philosophy and competitive practice. In fulfilling this responsibility, the Compensation Committee will annually review the performance of each executive officer. Our Chief Executive Officer, as the manager of the executive team, will assess our executive officers’ contributions to corporate goals and will make recommendations to the Compensation Committee with respect to any merit increase in salary, cash bonus, or equity award for each member of the executive team other than himself. The Compensation Committee will meet with the Chief Executive Officer to evaluate, discuss, and modify or approve these recommendations. The Compensation Committee will also conduct a similar evaluation of the Chief Executive Officer’s contributions in the absence of the Chief Executive Officer, and will determine any adjustments to salary, cash bonus, and equity awards.
2025 Summary Compensation Table
The following table summarizes the compensation that we paid to Eagle’s named executive officers during the years ended November 30, 2025 and 2024.
Prior to the consummation of the Business Combination, none of the officers or directors of SVII received any compensation for services rendered to SVII. The Sponsor and SVII’s officers, directors and their respective affiliates were reimbursed for out-of-pocket expenses incurred in connection with activities on SVII’s behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. The compensation of the named executive officers presented below for the years ended November 30, 2025 and 2024 represents compensation paid to the named executive officers by Eagle prior to the Business Combination and is not representative of the compensation paid to the named executive officers of Eagle Nuclear Energy Corp. as a public company, but is presented solely to provide our stockholders with a basis to understand the historical compensation paid to our named executive officers.
Other than as set forth in the table and described more fully below, during the fiscal years ended November 30, 2025 and 2024, Eagle did not pay any fees to, make any equity awards or non-equity awards to, or pay any other compensation to the named executive officers. The compensation reported in the summary compensation table below is not necessarily indicative of how we will compensate our named executive officers in the future. In connection with the Business Combination, the Board approved new employment agreements for Mr. Mukhija and Mr. Toor providing for increased base salaries and target annual bonus opportunities. We expect that we will continue to review, evaluate and modify our compensation framework as a public company, and our compensation program could vary significantly from our historical practices in the future.

Name and Principal Position	Year	Salary ($)	Equity Awards ($)(1)	All Other Compensation ($)	Total ($)
Mark Mukhija, Chief Executive Officer	2025	180,000	Nil	Nil	180,000
	2024	97,500	Nil	Nil	97,500
Ajaypreet Toor, Chief Financial Officer(2)(3)	2025	16,645	Nil	Nil	16,645
Kuljit Basi, Vice President of Project Development	2025	180,000	Nil	Nil	180,000
	2024	75,000	Nil	Nil	75,000
Yana Popova, Chief Financial Officer(4)	2025	157,500	Nil	Nil	157,500
	2024	75,000(5)	Nil	Nil	75,000

(1)
Award amounts reflect the aggregate grant date fair value with respect to awards granted, as determined pursuant to FASB ASC Topic 718. The assumptions used to calculate the aggregate grant date fair value of option awards are set forth in the notes to Eagle’s financial statements included in the Registration Statement. These amounts do not reflect actual compensation earned or to be earned by Eagle’s named executive officers.

(2)
The Board of Directors of Eagle appointed Ajaypreet Toor as the new Chief Financial Officer on October 15, 2025.

(3)
Executive compensation information for the fiscal year ended November 30, 2024 is not provided, as the individual was not a named executive officer for that period.

(4)
The Board of Directors of Eagle formally appointed Yana Popova, principal of Eagle’s financial consultant, as the Chief Financial Officer of Eagle on October 17, 2024. On October 15, 2025, Yana Popova resigned as the Chief Financial Officer of the Company.

(5)
$30,000 as CFO fees and $45,000 for accounting services.

Narrative to the 2025 Summary Compensation Table
The compensation of our named executive officers generally consists of base salary, annual cash bonus opportunities, long-term incentive compensation in the form of equity-based awards, and other benefits, as described below.
Annual Base Salary
The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role, responsibilities and contributions. Each named executive officer’s initial base compensation was specified in their consulting agreement as described below.
Equity Compensation Arrangements
Mark Mukhija
On January 1, 2024, Eagle entered into a consulting agreement with Mark Mukhija, its Chief Executive Officer. Under the agreement, Mr. Mukhija receives a monthly fee in exchange for his provision of Chief Executive Officer services to Eagle. The consulting fee paid to Mr. Mukhija escalates quarterly beginning on its effective date: $3,750 per month for the first three months, $7,500 per month for the fourth through sixth months, $11,250 per month for the seventh through ninth months, and $15,000 per month beginning in month ten. Further, if Eagle completes an initial public offering or lists its shares on a U.S. national securities exchange, Mr. Mukhija will receive a one-time $25,000 cash payment at the time of listing, subject to acceleration by Eagle’s board of directors. He is also eligible to participate in Eagle’s future equity incentive plan, with an initial grant of 1,000,000 stock options at a board-determined exercise price. Eagle anticipates that Mr. Mukhija will also receive the right to 43,873 Earnout Shares as his pro rata share of Eagle equity on a fully-diluted basis, giving effect to the issuance of such stock options. Eagle will also reimburse

Mr. Mukhija for pre-approved business expenses, provided they are documented in accordance with Eagle’s company policy. Mr. Mukhija receives no additional compensation for serving on Eagle’s Board of Directors. The agreement may be terminated immediately for cause, by either party with 30 days’ written notice, or automatically upon bankruptcy, dissolution, or Mr. Mukhija’s death. The consulting agreement includes standard confidentiality, invention assignment, and indemnification provisions.
Ajaypreet Toor
On October 15, 2025, Eagle entered into a consulting agreement (the “Toor Consulting Agreement”) with 1268966 B.C. Ltd., a British Columbia corporation (the “Consultant”), owned by Ajaypreet Toor. Pursuant to that agreement, Eagle paid the Consultant a fee of $10,750 per month to compensate it for the provision of Mr. Toor’s Chief Financial Officer services to Eagle. Further, Eagle agreed to reimburse Mr. Toor for pre-approved business expenses, provided they are documented in accordance with its company policy. The agreement continues month-to-month until terminated. The Company may terminate the agreement for cause immediately or without cause on 90 days’ notice (or payment in lieu of notice). The Consultant may terminate the agreement on 30 days’ notice. The agreement also terminates automatically upon bankruptcy, dissolution, or upon Mr. Toor’s death. The agreement includes standard confidentiality, invention assignment, and indemnification provisions. In addition, the Toor Consulting Agreement provided that Eagle would use its commercially reasonable efforts to cause the Company to issue the Consultant 90,000 stock options to purchase Common Stock at a price equal to the deemed price of the Common Stock being issued to the Eagle stockholders in connection with the Business Combination, such stock options to be issued under the 2025 Equity Incentive Plan.
Kuljit Basi
On April 1, 2024, Eagle entered into a consulting agreement with SVK Metrix Inc., a British Columbia corporation owned by Kuljit Basi. Pursuant to that agreement, Eagle pays SVK Metrix Inc. a consulting fee of $7,500 per month for the first six months and $15,000 per month thereafter to compensate it for the provision of Mr. Basi’s Vice President — Project Development services to Eagle. Further, Eagle agreed to reimburse Mr. Basi for pre-approved business expenses, provided they are documented in accordance with its company policy. Mr. Basi receives no additional compensation for serving on the Board of Directors. Eagle’s agreement with SVK Metrix Inc. may be terminated immediately for cause, by either party with 30 days’ written notice, or automatically upon bankruptcy, dissolution, or upon Mr. Basi’s death. The consulting agreement includes standard confidentiality, invention assignment, and indemnification provisions.
Yana Popova
On November 1, 2024, Eagle entered into a consulting agreement with 727 Consulting Ltd, a British Columbia corporation owned by Yana Popova. Pursuant to that agreement, Eagle pays 727 Consulting Ltd. a fee of $15,000 per month to compensate it for the provision of Ms. Popova’s Chief Financial Officer services to Eagle, which fee was reduced to $10,000 per month in March 2026. Further, Eagle agreed to reimburse Ms. Popova for pre-approved business expenses, provided they are documented in accordance with its company policy. Eagle’s agreement with 727 Consulting Ltd. may be terminated immediately for cause, by either party with 30 days’ written notice, or automatically upon bankruptcy, dissolution, or upon Ms. Popova’s death. The consulting agreement includes standard confidentiality, invention assignment, and indemnification provisions.
Executive Employment Arrangements Following the Business Combination
The Board has approved executive employment agreements (the “Executive Employment Agreements”) with Mark Mukhija and Ajaypreet Toor (each an “Executive”) to serve as Chief Executive Officer and Chief Financial Officer, respectively. Each agreement would provide for at-will employment commencing on the effective date and continuing until terminated in accordance with its terms (the “Term”). Pursuant to the terms of the Executive Employment Agreement, Mr. Mukhija and Mr. Toor would initially receive annualized base salaries of $350,000 and $180,000, respectively, payable in accordance with the Company’s regular payroll practices (each, a “Base Salary”), and would be eligible for a discretionary annual performance bonus determined by the Board based on corporate and individual performance. The Executives would also be eligible to participate in the Company’s equity incentive plans, including the 2025 Equity Incentive Plan, subject to the terms of those plans and applicable award agreements. In addition, each Executive would be entitled to participate in the Company’s employee benefit plans and programs available to executives, reimbursement of reasonable business expenses, and vacation in accordance with the Company’s policies.
The Executive Employment Agreements would provide that employment may be terminated at any time (a) by the Company with or without Cause, (b) by the Company in the event that the Executive has incurred a Disability, (c) by the Executive with Good Reason (each as defined in the Executive Employment Agreements), (d) by the Executive without Good Reason, or (e) due to the Executive’s death.
The Executive Employment Agreements would further provide that, upon a termination of employment by the Company for Cause, by the Executive without Good Reason, or due to Disability or the Executive’s death (in any case, the date that the Executive’s employment by the Company terminates is referred to as the “Severance Date”), the Company would have no further obligation to make or provide to the Executive, and the Executive shall have no further right to receive or obtain from the Company, any payments or benefits other than payment, within 30 days after the Severance Date, of (i) any Base Salary that has accrued but has not been paid (including accrued and unpaid vacation time) on or before the Severance Date; (ii) in the case of death or Disability, any bonus payment as provided pursuant to the Executive Employment Agreements, and (iii) any reimbursement due to the Executive for expenses incurred by the Executive on or before the Severance Date.
The Executive Employment Agreements would also provide that, upon a termination by the Company without Cause or by the Executive for Good Reason, the Executive would be entitled to receive (i) severance equal to six months of Base Salary (the “Severance Period”), payable in installments, (ii) any earned but unpaid bonus for prior years, plus an amount equal to the average of the three most recent annual bonuses earned by the Executive prior to the Severance Date, and (iii) COBRA premium reimbursement for the Severance Period, subject to eligibility and timely election.
The Executive Employment Agreements would further provide that, if during the Term, the Executive’s employment is terminated by the Company without Cause or by the Executive with Good Reason, in either case within one year after a Change in Control (as defined in the Executive Employment Agreements) shall have occurred, all of the Executive’s then-unvested time-based equity awards would automatically vest in full as of the date of such termination of employment, without the need for any further action by the Company, the Board, or any committee thereof.
The Executive Employment Agreements would also include standard confidentiality, non-competition (12 months post-termination), non-solicitation, and non-disparagement provisions.
Ajaypreet Toor
Pursuant to the terms of the Toor Consulting Agreement, subject to Board approval, the Company is expected to issue 90,000 stock options to purchase Common Stock at a price equal to the fair market value of the Common Stock on the date of grant, such stock options to be issued under the 2025 Equity Incentive Plan. Subject to Board approval, Mr. Toor is also expected to receive an additional equity award of 10,000 RSUs, which will vest in quarterly installments over two years. No such equity awards will be issued unless and until approved by the Board.
Mark Mukhija
In addition to the employment terms described above, subject to Board approval, Mr. Mukhija would be entitled to receive a $50,000 cash bonus payable upon the commencement of Eagle’s 2026 technical work program at the Aurora Uranium Project. Subject to the approval of the Board, Mr. Mukhija would also receive (i) a grant of 183,333 RSUs, and (ii) additional equity awards consisting of a mix of stock options and RSUs totaling 1,000,000 shares, with exact allocations to be determined by the Board, each issuable under the 2025 Equity Incentive Plan. If approved, the stock options would vest immediately and the RSUs would vest in quarterly installments over two years. The Company anticipates that Mr. Mukhija will also receive the right to 43,873 Earnout Shares as his pro rata share of Eagle equity on a fully-diluted basis, giving effect to the issuance of such stock options and RSUs in clause (ii), above.

On April 15, 2026, the Compensation Committee granted Mr. Mukhija (i) 250,000 restricted stock units and (ii) 750,000 stock options with an exercise price of $10.00 per share, each subject to a vesting schedule under which one-third vested immediately upon grant and the remaining two-thirds vest in equal installments on each of the first and second anniversaries of the grant date, in each case subject to Mr. Mukhija’s continued service to the Company.
Outstanding Equity Awards as of the Year Ended November 30, 2025
The following table summarizes the number of units underlying outstanding equity incentive plan awards for each named executive officer as of November 30, 2025.
	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Mark Mukhija	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Ajaypreet Toor	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Kuljit Basi	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Yana Popova	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Summary of the 2025 Incentive Plan
In connection with the Closing, the Company adopted the 2025 Equity Incentive Plan. The 2025 Equity Incentive Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Code, nonstatutory stock options, SARs, restricted stock, RSUs and other stock-based awards, as described below (collectively, “awards”).
Subject to adjustment in the event of stock splits, stock dividends and other similar events, awards may be made under the 2025 Equity Incentive Plan for up to 4,437,008 shares of Common Stock, which is equal to the sum of 15% of the outstanding shares of all classes of Common Stock as determined immediately after the Closing of the Business Combination, subject to an annual increase, to be added on the first day of each fiscal year, commencing on January 1, 2027 and continuing until, and including, January 1, 2035, equal to the lesser of (i) 5% of the outstanding shares of all classes of Common Stock on such date or (ii) such lesser number of shares of Common Stock as determined by the Board (the “Share Reserve”).
In addition to the Share Reserve, awards may be made for up to an additional 1,500,000 shares of Common Stock (the “Earnout Share Pool”) to be granted to eligible Eagle shareholders as “Earnout Shares” in accordance with the terms of the Merger Agreement. The Earnout Shares are in addition to and will not reduce the Share Reserve. In the event no Earnout Shares are released in accordance with the terms of the Merger Agreement, the Earnout Share Pool hereunder shall expire and be of no further force or effect and no awards may be granted under such Earnout Share Pool.
Notwithstanding the foregoing, and subject to adjustment for stock splits, stock dividends, and certain other similar events, not more than the number of shares of Common Stock included in the initial Share Reserve (without annual adjustments) may be issued as incentive stock options. In addition, in no event shall the fair market value of awards made under the 2025 Equity Incentive Plan to non-employee directors of the Company or its affiliates exceed $750,000, in the aggregate, in any one calendar year.
Shares covered by awards under the 2025 Equity Incentive Plan that expire or are terminated, surrendered, or cancelled without having been fully exercised or are forfeited in whole or in part or that result in any shares not being issued (including as a result of an award being settled in cash rather than stock) will be added back to the Share Reserve or the Earnout Share Pool, as applicable, and again be available for the grant of awards under the 2025 Equity Incentive Plan (subject, in the case of incentive stock options, to any limitations under the Code).
Shares of Common Stock that are delivered (by actual delivery, attestation, or net exercise) to the Company by a participant to purchase shares of Common Stock upon exercise of an award or to satisfy tax withholding obligations (including shares retained from the award creating the tax obligation) will be added back to the Share Reserve or Earnout Share Pool, as applicable, and again be available for the future grant of awards under the 2025 Equity Incentive Plan.
In connection with a merger or consolidation of an entity with the Company or the Company’s acquisition of property or stock of an entity, the Board may grant awards under the 2025 Equity Incentive Plan in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof on such terms as the Board determines appropriate in the circumstances, notwithstanding any limitation on awards contained in the 2025 Equity Incentive Plan. No such substitute awards shall count against the Share Reserve or Earnout Share Pool, or any sublimit contained in the 2025 Equity Incentive Plan, except as required by reason of Section 422 and related provisions of the Code.
Descriptions of Awards
Options.   A participant who is awarded an option receives the right to purchase a specified number of shares of Common Stock at a specified exercise price and subject to the other terms and conditions that are specified in connection with the award agreement. An option that is not intended to be an “incentive stock option” is a “nonstatutory stock option.” Options may not be granted at an exercise price that is less than 100% of the fair market value of Common Stock on the date of grant. If the Board approves the grant of an option with an exercise price to be determined on a future date, the exercise price may not be less than 100% of the fair market value of Common Stock on that future date. Under present law, incentive stock options may not be granted at an exercise price less than 110% of the fair market value in the case of stock options granted to participants who hold more than 10% of the total combined voting power of all classes of the Company’s stock or any of the Company’s subsidiaries. Under the terms of the 2025 Equity Incentive Plan, options may not be granted for a term in excess of ten years (and, under present law, five years in the case of incentive stock options granted to participants who hold greater than 10% of the total combined voting power of all classes of the Company’s stock or any of the Company’s subsidiaries).
The 2025 Equity Incentive Plan permits participants to pay the exercise price of options using one or more of the following manners of payment: (i) payment by cash or by check, (ii) except as may otherwise be provided in the applicable award agreement or approved by the Board, in connection with a “cashless exercise” through a broker, (iii) to the extent provided in the applicable award agreement or approved by the Board, and subject to certain conditions, by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock owned by the participant valued at their fair market value, (iv) to the extent provided in an applicable nonstatutory stock option award agreement or approved by the Board, by delivery of a notice of “net exercise” as a result of which the Company will retain a number of shares of Common Stock otherwise issuable pursuant to the stock option equal to the aggregate exercise price for the portion of the option being exercised divided by the fair market value of Common Stock on the date of exercise, (v) to the extent permitted by applicable law and provided for in the applicable award agreement or approved by the Board, by any other lawful means, or (vi) by any combination of these forms of payment to the extent approved by the Board. No option granted under the 2025 Equity Incentive Plan may contain a provision entitling the participant to the automatic grant of additional options in connection with any exercise of the original option. No options granted under the 2025 Equity Incentive Plan may provide for the payment or accrual of dividend equivalents.
Stock Appreciation Rights (SARs).   A participant who is awarded a SAR receives, upon exercise, a number of shares of Common Stock, or cash (or a combination of shares of Common Stock and cash) determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of Common Stock over the measurement price. The 2025 Equity Incentive Plan provides that the measurement price of a SAR may not be less than 100% of the fair market value of Common Stock on the date the SAR is granted (provided, however, that if the Board approves the grant of a SAR effective as of a future date, the measurement price shall not be less than 100% of the fair market value on such future date) and that SARs may not be granted with a term in excess of 10 years. No SARs granted under the 2025 Equity Incentive Plan may contain a provision entitling the participant to the automatic grant of additional SARs in connection with any exercise of the original SAR. No SARs granted under the 2025 Equity Incentive Plan may provide for the payment or accrual of dividend equivalents.
Limitation on Repricing of Options or SARs.   With respect to options and SARs, unless such action is approved by stockholders or otherwise permitted under the terms of the 2025 Equity Incentive Plan in connection with certain changes in capitalization and reorganization events, the Company may not (i) amend any outstanding option or SAR granted under the 2025 Equity Incentive Plan to provide an exercise price or measurement price per share that is lower than the then-current exercise price or measurement price per share of such outstanding option or SAR, (ii) cancel any outstanding option or SAR (whether or not granted under the 2025 Equity Incentive Plan) and grant in substitution for the canceled award, new awards under the 2025 Equity Incentive Plan (other than certain substitute awards issued in connection with a merger or consolidation of an entity with the Company or an acquisition by the Company described above) covering the same or a different number of shares of Common Stock and having an exercise price or measurement price per share lower than the then-current exercise price or measurement price per share of the cancelled option or SAR, (iii) cancel in exchange for a cash payment any outstanding option or SAR with an exercise price or measurement price per share above the then-current fair market value of Common Stock, or (iv) take any other action under the 2025 Equity Incentive Plan that constitutes a “repricing” within the meaning of the rules of the Nasdaq Stock Market or any other exchange or marketplace on which the Company’s stock is listed or traded.
Restricted Stock Awards.   A participant who is granted a restricted stock award is entitled to acquire shares of Common Stock, subject to the Company’s right to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) in the event that the conditions specified in the applicable award are not satisfied prior to the end of the applicable restriction period established for such award. Any dividends (whether paid in cash, stock or property) declared and paid by the Company with respect to shares of restricted stock will be paid to the participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares. No interest will be paid on unvested dividends.
Restricted Stock Unit (RSU) Awards.   A participant who is granted an RSU award is entitled to receive shares of Common Stock, or cash equal to the fair market value of such shares or a combination thereof, to be delivered at the time the award vests or on a deferred basis pursuant to the terms and conditions established by the Board. The Board may provide that the settlement of RSUs will be deferred, on a mandatory basis or at the election of the participant, in a manner that complies with Section 409A of the Code. A participant has no voting rights with respect to any RSU. An RSU award agreement may provide the applicable participant with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of Common Stock. Any such dividend equivalent may be settled in cash and/or shares of Common Stock and will be subject to the same restrictions on transfer and forfeitability as the RSUs with respect to which such dividend equivalents are awarded. No interest will be paid on dividend equivalents.
Other Stock-Based Awards.   Under the 2025 Equity Incentive Plan, the Board may grant other awards of shares of Common Stock, and other awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, having such terms and conditions as the Board may determine. These types of awards are referred to in this Proxy Statement as “other stock-based awards.” Other stock-based awards may be available as a form of payment in settlement of other awards granted under the 2025 Equity Incentive Plan or as payment in lieu of compensation to which a participant is otherwise entitled. Other stock-based awards may be paid in shares of Common Stock or in cash, as the Board may determine. The award agreement of another stock-based award may provide the participant who receives the other stock-based award with the right to receive dividend equivalents. Dividend equivalents may be settled in cash and/or shares of Common Stock and will be subject to the same restrictions on transfer and forfeitability as the other stock-based award with respect to which they are awarded. No interest will be paid on dividend equivalents.

Performance-Compensation Awards
The Compensation Committee (the “Committee”) may designate any award as performance-based, in which case the award will vest based on achievement of performance goals. The Committee will select the length of the performance period, the performance criteria that will be used to establish the performance goals, the kinds and/or levels of the performance goals that are to apply, and the performance formula. Such performance criteria may be based on the attainment of specific levels of performance of the Company and/or one or more of its affiliates, divisions, business segments or operational units, or any combination of the foregoing (including as compared to a selected group of comparison or peer companies, or a published or special index or stock market index), and may include net earnings or net income (before or after taxes), basic or diluted earnings per share (before or after taxes), revenue or revenue growth (measured on a net or gross basis), gross profit or gross profit growth, operating profit (before or after taxes), return measures, cash flow, financing and other capital raising transactions, earnings before or after taxes, interest, depreciation and/or amortization, gross or operating margins, productivity ratios, share price, expense targets, margins, productivity and operating efficiencies, customer satisfaction, customer growth, working capital targets, measures of economic value added, inventory control, enterprise value, sales, debt levels and net debt, combined ratio, timely launch of new facilities, client retention, employee retention, timely completion of new product rollouts, cost targets, reductions and savings, productivity and efficiencies, strategic partnerships or transactions, and personal targets, goals or completion of projects. The Committee may accelerate vesting awards based on the achievement of performance goals. Performance criteria that are financial metrics may be determined in accordance with GAAP, but may be adjusted by the Committee to include or exclude items otherwise includable or excludable under GAAP. The Committee may also adjust or modify performance goals for a performance period to appropriately reflect certain extraordinary events.
Unless the Committee specifies otherwise in the award agreement, a participant must be employed on the last day of the performance period to be eligible for payment in respect of a performance compensation award. Payment in respect of a performance compensation award will only be made to the extent that the Committee determines after the close of the performance period that the performance goals have been achieved at a level that triggers vesting or payment.
Eligibility to Receive Awards
As of November 30, 2025, approximately 14 persons were eligible to receive awards under the 2025 Equity Incentive Plan, including 3 of the Company’s named executive officers and 11 consultants, advisors and other service providers. Incentive stock options may only be granted to employees of the Company or of a present or future parent or subsidiary corporation as defined in Sections 424(e) or (f) of the Code, and employees of any other entities the employees of which are eligible to receive incentive stock options under the Code.
Transferability of Awards
Awards may not be sold, assigned, transferred, pledged or otherwise encumbered by a participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an incentive stock option, pursuant to a qualified domestic relations order. During the life of the participant, awards are exercisable only by the participant. However, except with respect to awards that are subject to Section 409A of the Code and incentive stock options, the Board may permit or provide in an award for the gratuitous transfer of the award by the participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the participant and/or an immediate family member of the participant if the Company would be eligible to use a Form S-8 under the Securities Act of 1933, as amended for the registration of the sale of the Common Stock subject to such award to the proposed transferee. Further, the Company is not required to recognize any such permitted transfer until such time as the permitted transferee has, as a condition to the transfer, delivered to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee will be bound by all of the terms and conditions of the award. None of the restrictions described in this paragraph prohibit a transfer from the participant to the Company.

No Rights as a Stockholder; Clawback
No participant or designated beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an award granted under the 2025 Equity Incentive Plan until becoming a record holder of such shares, subject to the terms of an award agreement. In accepting an award under the 2025 Equity Incentive Plan, a participant agrees to be bound by any clawback policy that the Company has in effect or may adopt in the future.
New Plan Benefits
Any awards under the 2025 Equity Incentive Plan will be subject to the discretion of the Compensation Committee, and therefore, it is not currently possible to determine the amount of future awards. Accordingly, it is not possible to determine the amounts that will be received by officers, directors or other eligible individuals under the 2025 Equity Incentive Plan.
Administration
The 2025 Equity Incentive Plan will be administered by the Company’s Compensation Committee (the “Committee”), or in the absence of the Committee, the Board. The Committee has the authority to grant awards and to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 2025 Equity Incentive Plan that it deems advisable and to construe and interpret the provisions of the 2025 Equity Incentive Plan and any award agreements entered into under the 2025 Equity Incentive Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the 2025 Equity Incentive Plan or any award. All actions and decisions by the Committee with respect to the 2025 Equity Incentive Plan and any awards made under the 2025 Equity Incentive Plan will be made in the Committee’s discretion and will be final and binding on all persons having or claiming any interest in the 2025 Equity Incentive Plan or in any award.
Pursuant to the terms of the 2025 Equity Incentive Plan, the Board and the Compensation Committee may delegate any or all of their powers under the 2025 Equity Incentive Plan to one or more committees or subcommittees of the Board. The Compensation Committee administers the 2025 Equity Incentive Plan and may delegate certain aspects of administration as provided in the plan.
Subject to any requirements of applicable law, the Committee may, by resolution, delegate to one or more persons (including officers) or bodies (such persons or bodies, the “Delegated Persons”) the power to grant awards (subject to any limitations under the 2025 Equity Incentive Plan) to eligible service providers of the Company and to exercise such other powers under the 2025 Equity Incentive Plan as the Committee may determine. In delegating the power to grant awards, the Committee must fix (i) the maximum number of awards, and the maximum number of shares issuable upon exercise of those awards, that may be issued by such Delegated Persons, (ii) the time period during which those awards, and during which the shares issuable upon exercise of those awards, may be issued, and (iii) the minimum amount of consideration (if any) for which those awards may be issued, and a minimum amount of consideration for the shares issuable upon exercise of those awards. No Delegated Person may be authorized to grant awards to itself or to any “executive officer” (as defined by Rule 3b-7 under the Exchange Act), or to any “officer” (as defined by Rule 16a-1(f) under the Exchange Act).
Subject to applicable limitations contained in the 2025 Equity Incentive Plan, the Board, the Compensation Committee, or any other committee or subcommittee or Delegated Person to whom the Committee has delegated authority pursuant to the 2025 Equity Incentive Plan, as the case may be, selects the recipients of awards and determines (i) the number of shares of Common Stock, cash or other consideration covered by awards and the terms and conditions of such awards, including the dates upon which such awards become exercisable or otherwise vest, (ii) the exercise or measurement price of awards, if any, and (iii) the duration of awards.
Except as otherwise provided in the 2025 Equity Incentive Plan, each award under the 2025 Equity Incentive Plan may be made alone or in addition or in relation to any other award. The terms of each award need not be identical, and the Committee need not treat participants uniformly. The Committee will determine the effect on an award of the disability, death, termination or other cessation of employment or service, authorized leave of absence or other change in the employment or other service status of a participant, and the extent to which, and the period during which, the participant (or the participant’s legal representative, conservator, guardian or designated beneficiary) may exercise rights or receive any benefits under an award.
The Committee may at any time provide that any award will become immediately exercisable in whole or in part, free from some or all restrictions or conditions or otherwise realizable in whole or in part, as the case may be.
The Company will indemnify and hold harmless each director, officer, employee or agent to whom any duty or power relating to the administration or interpretation of the 2025 Equity Incentive Plan has been or will be delegated against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s approval) arising out of any act or omission to act concerning the 2025 Equity Incentive Plan unless arising out of such person’s own fraud or bad faith.
Amendment of Awards.   Except as otherwise provided under the 2025 Equity Incentive Plan with respect to repricing outstanding stock options or SARs and with respect to actions requiring stockholder approval, the Committee may amend, modify or terminate any outstanding award, including but not limited to, substituting for an award another award of the same or a different type, changing the date of exercise or realization, and converting an incentive stock option to a nonstatutory stock option, provided that the participant’s consent to any such action will be required unless the Committee determines that the action, taking into account any related action, does not materially and adversely affect the participant’s rights under the 2025 Equity Incentive Plan or the change is otherwise permitted under the terms of the 2025 Equity Incentive Plan in connection with certain corporate events.
Changes in Capital Structure and Similar Events
Stock Split, Stock Dividend and Similar Events.   In the event of (a) any dividend (other than ordinary cash dividends) or other distribution (whether in the form of cash, shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, amalgamation, consolidation, spin-off, split-up, split-off, combination, repurchase or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to acquire shares of Common Stock or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a “change in control” as defined in the 2025 Equity Incentive Plan) that affects the shares of Common Stock, or (b) unusual or infrequently occurring events affecting the Company or any of its affiliates, or their financial statements, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, to the extent that an adjustment is determined by the Committee to be necessary or appropriate to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the 2025 Equity Incentive Plan, then the Committee must equitably adjust the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) that may be delivered in respect of awards or with respect to which awards may be granted and the terms of any outstanding award, including, without limitation, the number of shares subject to such award, the exercise price or strike price, or the applicable performance measures; (ii) providing for a substitution or assumption of awards in a manner that substantially preserves the applicable terms of such awards; (iii) accelerating the exercisability or vesting of, lapse of restrictions on, or termination of, awards or providing for a period of time for exercise prior to the occurrence of such event; (iv) modifying the terms of awards to add events, conditions or circumstances (including termination of employment within a specified period after a “change in control”) upon which the exercisability or vesting of or lapse of restrictions thereon will accelerate; (v) deeming any performance measures satisfied at target, maximum or actual performance through closing or such other level determined by the Committee, or providing for the performance measures to continue (as is or as adjusted by the Committee) after closing; (vi) providing that for a period prior to the “change in control” any unvested options or SARs will be vested and exercisable (contingent upon the occurrence of the change in control) and that any options or SARs not exercised prior to the consummation of the change in control will terminate as of the change in control; and (vii) canceling outstanding awards in return for cash, shares of Common Stock, other securities or other property, or any combination thereof, equal to the value of such awards, if any, as determined by the Committee (with any underwater option or SAR canceled and terminate without any payment or consideration therefor); provided, however, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Accounting Standards Codification Topic 718), the Committee shall make an equitable or proportionate adjustment to outstanding awards to reflect such equity restructuring.
Provisions for Foreign Participants
The Committee may establish one or more sub-plans under the 2025 Equity Incentive Plan to satisfy applicable securities, tax or other laws of various jurisdictions. The Committee will establish such sub-plans by adopting supplements to the 2025 Equity Incentive Plan containing any limitations on the Committee’s discretion under the 2025 Equity Incentive Plan and any additional terms and conditions not otherwise inconsistent with the 2025 Equity Incentive Plan as the Committee deems necessary or desirable. All supplements adopted by the Committee will be deemed to be part of the 2025 Equity Incentive Plan, but each supplement will only apply to participants within the affected jurisdiction.
Withholding
The participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Common Stock under an award. The Company may elect to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise, vesting or release from forfeiture of an award or at the same time as payment of the exercise or purchase price, unless the Company determines otherwise. If provided for in an award or approved by the Board, a participant may satisfy the tax obligations in whole or in part by delivery (either by actual delivery or attestation) of shares of Common Stock, including shares retained from the award creating the tax obligation, valued at their fair market value. However, except as otherwise provided by the Committee, the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income), except that, to the extent that the Company is able to retain shares of Common Stock having a fair market value that exceeds the statutory minimum applicable withholding tax without financial accounting implications or the Company is withholding in a jurisdiction that does not have a statutory minimum withholding tax, the Company may retain such number of shares (up to the number of shares having a fair market value equal to the maximum individual statutory rate of tax) as the Company shall determine to be necessary to satisfy the tax liability associated with any award. Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.
Amendment or Termination
Amendment and Termination of the Plan.   The Board may amend, alter, suspend, discontinue, or terminate the 2025 Equity Incentive Plan or any portion thereof at any time; provided that (i) no amendment to Section 13(b) (to the extent required by the proviso in such Section 13(b)) shall be made without shareholder approval and (ii) no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the 2025 Equity Incentive Plan (including, without limitation, as necessary to comply with any rules or requirements of any securities exchange or inter-dealer quotation system on which the Common Stock may be listed or quoted); provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any participant or any holder or beneficiary of any award theretofore granted shall not to that extent be effective without the consent of the affected participant, holder or beneficiary.
Amendment of Award Agreements.   The Committee may, to the extent consistent with the terms of any applicable award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any award theretofore granted or the associated award agreement, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any participant with respect to any award theretofore granted shall not to that extent be effective without the consent of the affected participant; provided, further, that without shareholder approval, except as otherwise permitted under the 2025 Equity Incentive Plan, (i) no amendment or modification may reduce the exercise price of any option or the strike price of any SAR, (ii) the Committee may not cancel any outstanding option or SAR where the fair market value of the Common Stock underlying such option or SAR is less than its exercise price and replace it with a new option or SAR, another award or cash and (iii) the Committee may not take any other action that is considered a “repricing” for purposes of the shareholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Common Stock are listed or quoted.
Federal Income Tax Consequences
The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards granted under the 2025 Equity Incentive Plan. This summary is based on the federal tax laws in effect as of the date of this Proxy Statement. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below.
Incentive Stock Options.   A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by the Company or its corporate parent or 50% or majority-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Nonstatutory Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.
A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.
Nonstatutory Stock Options.   A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.
Stock Appreciation Rights.   A participant will not have income upon the grant of a SAR. A participant generally will recognize compensation income upon the exercise of a SAR equal to the amount of the cash and the fair market value of any stock received. Upon the sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the SAR was exercised. This capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.
Restricted Stock Awards.   A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.
Restricted Stock Units.   A participant will not have income upon the grant of an RSU. A participant is not permitted to make a Section 83(b) election with respect to an RSU award. When the shares of Common Stock are delivered with respect to the RSUs (which may be upon vesting or may be at a later date), the participant will have income on the date of delivery in an amount equal to the fair market value of the stock on such date less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the delivery date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.
Other Stock-Based Awards.   The tax consequences associated with any other stock-based award granted under the 2025 Equity Incentive Plan will vary depending on the specific terms of such award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award, and the participant’s holding period and tax basis for the award or underlying Common Stock.
Tax Consequences to the Company.   There will be no tax consequences to the Company except that the Company will be entitled to a deduction when a participant has compensation income, subject to the limitations of Section 162(m) of the Code.
Compensation Committee Interlocks and Insider Participation
See the section entitled “Corporate Governance — Compensation Committee Interlocks and Insider Participation” which is incorporated herein by reference.

SHAREHOLDER PROPOSALS
Proposals to be Included in Our Proxy Statement
If you want to submit a proposal for inclusion in our Proxy Statement for the 2027 annual meeting of shareholders, you may do so by following the procedures in Rule 14a-8 under the Exchange Act. Proposals submitted pursuant to and in compliance with Rule 14a-8 are not subject to the advance notice requirements of our Bylaws. Pursuant to Rule 14a-8(e)(2), the deadline for submitting proposals for inclusion in our proxy materials is calculated as 120 calendar days before the anniversary of the date on which the Company first sent its proxy materials to shareholders for the prior annual meeting. To be eligible for inclusion, shareholder proposals (other than nominees for directors) must be received at the Company’s principal executive office, at the following address: Eagle Nuclear Energy Corp., 5470 Kietzke Lane, Suite 300, Reno, NV 89511, Attention: Compliance Officer, no later than March 22, 2027 (120 days before the anniversary of this year’s mailing date). If the date of the 2027 annual meeting has been changed by more than 30 days from the anniversary of the date of the 2026 Annual Meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials, which in the Company’s opinion would be no less than 120 days before that date.
A shareholder’s notice to the Secretary must set forth as to each matter the shareholder proposes to bring before the annual meeting all information required under our Bylaws, including: (i) a description in reasonable detail of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address, as they appear on the Company’s books, of the shareholder proposing such business and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) such information regarding each director nominee or each matter of business to be proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the Board; (iv) if applicable, the consent of each nominee to be named in the proxy statement and to serve as director of the Company if so elected; (v) the class and number of shares of the Company that are owned beneficially and of record by the shareholder proposing such business and by the beneficial owner, if any, on whose behalf the proposal is made; and (vi) any material interest of such shareholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made in such business.
Proposals to be Considered at a Meeting but not Included in Our Proxy Statement
For any proposal that is not submitted for inclusion in the 2027 proxy statement pursuant to Rule 14a-8 (as described above) but is instead sought to be presented directly at the 2027 annual meeting, our Bylaws require shareholders to provide advance written notice to the Secretary. To be timely under the Company’s advance notice bylaws, a shareholder’s notice must be delivered to the Secretary at the principal executive offices of the Company, at Eagle Nuclear Energy Corp., 5470 Kietzke Lane, Suite 300, Reno, NV 89511, Attention: Secretary, not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the 2026 annual meeting. If the date of the 2027 annual meeting has changed more than 30 days before or more than 60 days after the anniversary of the date of the 2026 Annual Meeting, or if no annual meeting was held in the preceding year, notice must be delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the date on which public announcement of the date of such meeting is first made by the Company. In addition, pursuant to Rule 14a-4(c)(1) under the Exchange Act, any shareholder proposal intended to be presented directly at the 2027 annual meeting for which the Company does not receive notice by June 4, 2027 (i.e., 45 days before the anniversary of the date on which the Company first sent its proxy materials for the 2026 Annual Meeting) will be considered untimely for purposes of Rule 14a-4(c)(1), and the Company may exercise discretionary voting authority with respect to any such proposal. If a shareholder fails to provide timely notice of a proposal in compliance with the advance notice requirements of the Bylaws, the chairman of the meeting will declare it out of order and disregard any such matter.
Director Nominations
Pursuant to our Bylaws, shareholders who wish to nominate persons for election to the Board at the 2027 annual meeting of shareholders must deliver written notice of the nomination to the Secretary at the

Company’s principal executive offices, at Eagle Nuclear Energy Corp., 5470 Kietzke Lane, Suite 300, Reno, NV 89511, Attention: Secretary, not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the 2026 annual meeting. If the date of the 2027 annual meeting has been changed more than 30 days before or more than 60 days after such anniversary date, or if no annual meeting was held in the preceding year, notice must be delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the date on which public announcement of the date of such meeting is first made by the Company. In addition, in the event that the number of directors to be elected is increased and no public announcement naming all nominees proposed by the Board or specifying the size of the increased Board has been made by the Company at least 10 days prior to the last day a shareholder may deliver a notice of nomination, a shareholder’s notice shall be considered timely, but only with respect to nominees for any new positions created by such increase, if delivered to the Secretary not later than the close of business on the 10th day following the day on which such public announcement is first made by the Company. The notice of nomination must include all information required under our Bylaws.
Neither the Nevada Revised Statutes nor the Company’s Bylaws currently include a proxy access provision that would permit shareholders to include their own nominees for director in the Company’s proxy materials for the 2027 annual meeting. Accordingly, no deadline applies for the submission of director nominees for inclusion in the Company’s proxy statement pursuant to an applicable state law or bylaw proxy access provision. Shareholders who wish to nominate candidates for election to the Board must do so through the advance notice procedures set forth in our Bylaws and will be responsible for all costs of their own proxy solicitation. Any such nomination will not appear in the Company’s proxy materials.
In addition to satisfying the requirements of our Bylaws, to comply with the SEC’s universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Board’s nominees must also provide notice to the Company in accordance with Rule 14a-19 under the Exchange Act not less than 60 days prior to the anniversary of the date of the 2026 Annual Meeting, or June 18, 2027 (i.e., 60 days before the anniversary of the 2026 Annual Meeting). The advance notice requirement under Rule 14a-19 does not override or supersede the notice requirement under the Company’s Bylaws.

OTHER MATTERS
This Proxy Statement and the Annual Report are available at our corporate website at https://eaglenuclear.com. You also can obtain copies without charge at the SEC’s website at www.sec.gov.
In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC and the information should be considered as part of the particular filing. As provided under SEC regulations, the “Audit Committee Report” contained in this Proxy Statement specifically is not incorporated by reference into any other filings with the SEC and shall not be deemed to be “soliciting material.” In addition, this Proxy Statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this Proxy Statement. As previously noted, our Annual Report is available at www.proxyvote.com. The Annual Report does not include exhibits
CONTACT FOR QUESTIONS AND ASSISTANCE WITH VOTING
If you have any questions or require any assistance with voting your shares or need additional copies of this Proxy Statement or voting materials, please contact:
Investor Relations
Eagle Nuclear Energy Corp.
5470 Kietzke Lane, Suite 300
Reno, NV 89511
(775) 335-2029
info@eaglenuclear.com
It is important that your shares are represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please vote by using the Internet or by telephone or, if you received a paper copy of the proxy card by mail, by signing and returning the enclosed proxy card, so your shares will be represented at the Annual Meeting.

20261. Election of DirectorsRobert KaplanBrian GoldmeierRon BloomYou may mark your proxy card “FOR” one, two, or all three nominees. However, there are only two director seats available. Directors are elected by a plurality of the votes cast, meaning that only the two nominees receiving the highest number of “FOR” votes will be elected.EAGLE NUCLEAR ENERGY CORP. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED Signature_________________________________ Signature, if held jointly_________________________________ Date___________2026.Note: Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.Please markyour voteslike this XCONTROL NUMBERPROXYTHE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH DIRECTOR.PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.INTERNET – www.cstproxyvote.comUse the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.VOTE AT THE MEETING – If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend the special meeting, visit: https://www.cstproxy.com/eaglenuclear/2026MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on August 18, 2026.YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.IMMEDIATE - 24 Hours a Day, 7 Days a Week or by MailVote by Internet - Q U I C K E A S YFOR WITHHOLD

2026 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXYTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSEAGLE NUCLEAR ENERGY CORP. The undersigned appoints Manavdeep Mukhija and Ajaypreet Toor, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Eagle Nuclear Energy Corp. held of record by the undersigned at the close of business on July 15, 2026 at the Annual Meeting of Stockholders of Eagle Nuclear Energy Corp. to be held on August 19, 2026, or at any adjournment thereof.THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF EACH OF THE NOMINEES AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.(Continued and to be marked, dated and signed on the other side)Important Notice Regarding the Internet Availability of ProxyMaterials for the Annual Meeting of ShareholdersTo view the 2026 Proxy Statement, 2026 Annual Report and toAttend the Annual Meeting, please go to:https://www.cstproxy.com/eaglenuclear/2026